As filed with the Securities and Exchange
                  Commission on October 28, 2003

                                              File Nos. 333-90261
                                                        811-09687

                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                    --------------------------

                            FORM N-1A
     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                   Pre-Effective Amendment No.

                 Post-Effective Amendment No. 7         X

                              and/or

 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                        Amendment No. 9                 X

                 -------------------------------

          ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND, INC.
        (Exact Name of Registrant as Specified in Charter)

      1345 Avenue of the Americas, New York, New York 10105
        (Address of Principal Executive Office) (Zip Code)

 Registrant's Telephone Number, including Area Code:(212) 969-1000

                  -----------------------------

                      EDMUND P. BERGAN, JR.
                 Alliance Capital Management L.P.
                   1345 Avenue of the Americas
                     New York, New York 10105
             (Name and address of agent for service)

                   Copies of communications to:
                       Patricia A. Poglinco
                       Seward & Kissel LLP
                      One Battery Park Plaza
                     New York, New York 10004

      It is proposed that this filing will become effective (check appropriate box)

      ______immediately upon filing pursuant to paragraph (b)
        X   on November 3, 2003 pursuant to paragraph (b)
      ______
      ______60 days after filing pursuant to paragraph (a)(1)
      ______on (date) pursuant to paragraph (a)(1)
      ______75 days after filing pursuant to paragraph (a)(2)
      ______on (date) pursuant to paragraph (a)(2) of Rule 485.

      If appropriate, check the following box:

      ______This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This Post-Effective Amendment No. 7 relates solely to the registration of Class R shares of the Registrant. No information contained in the Registrant's Registration Statement relating to the Class A, Class B or Class C shares is amended or superseded hereby.

          ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND, INC.


                    Class R Shares Prospectus

                         November 3, 2003


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.






Investment Products Offered
> Are Not FDIC Insured
> May Lose Value
> Are Not Bank Guaranteed

                        TABLE OF CONTENTS

RISK/RETURN SUMMARY

FEES AND EXPENSES OF THE FUND

GLOSSARY

DESCRIPTION OF THE FUND
   Investment Objective and Principal Policies and Risks
   Description of Additional Investment Practices
   Additional Risk Considerations

MANAGEMENT OF THE FUND

PURCHASE AND SALE OF SHARES
   How The Fund Values Its Shares
   How To Buy Shares
   General
   How To Exchange Shares
   How To Sell Shares

DIVIDENDS, DISTRIBUTIONS AND TAXES

DISTRIBUTION ARRANGEMENTS

GENERAL INFORMATION

FINANCIAL HIGHLIGHTS

     The Fund's investment adviser is Alliance Capital Management
L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

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                       RISK/RETURN SUMMARY

-----------------------------------------------------------------

     The following is a summary of certain key information about AllianceBernstein Disciplined Value Fund. This Summary describes the Fund's objective, principal investment strategies, principal risks and fees. This Summary includes a short discussion of some of the principal risks of investing in the Fund.

     A more detailed description of the Fund, including the risks associated with investing in the Fund, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. The Fund may at times use certain types of investment derivatives such as options, futures and forwards. The use of these techniques involves special risks that are discussed in this Prospectus.

     Other important things for you to note:

     o    You may lose money by investing in the Fund.

     o An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit
          Insurance Corporation or any other governmental agency.

Objective:

     The Fund's investment objective is long-term growth of capital through the application of a disciplined value-oriented investment process.

Principal Investment Strategies:

     The Fund invests primarily in the equity securities of U.S. companies that Alliance believes are undervalued. Alliance believes that, over time, a company's stock price will come to reflect its intrinsic economic value. Alliance uses a disciplined investment process to evaluate the companies in Alliance's extensive research universe and to identify the stocks of companies that offer the best combination of value and potential for price appreciation. The Fund may invest in companies of any size and in any industry. At different times, the Fund's investments may be in companies with significantly different market capitalizations and with a greater emphasis on particular industries. The Fund expects under normal circumstances to invest primarily in equity securities of about 75 U.S. companies. The Fund may also invest up to 15% of its total assets in securities of non-U.S. issuers.

Principal Risks:

     Among the principal risks of investing in the Fund is market risk. Depending on the Fund's investments at a particular time, the Fund may also have industry/sector risk. In addition, because the Fund may invest in small- to mid-capitalization companies, it has capitalization risk. These investments may be more volatile than investments in large-cap companies. To the extent the Fund invests in securities of non-U.S. issuers, it may have non-U.S. investment risk and currency risk.

Performance Table and Bar Chart


          This information is for the Fund's Class A shares, which, although not offered in this Prospectus, have returns that are substantially similar to the Fund's Class R shares because the classes invest in the same portfolio of securities. The returns of the Class A shares and Class R shares will differ because the Class A shares have a lower expense ratio than the Class R shares. In addition, the returns will differ because the Class A shares have an initial sales charge while the Class R shares are not subject to any sales charges. For Class A shares the table and bar chart provide an indication of the historical risk of an investment in the Fund by showing:


     o how the Fund's average annual returns, before and after taxes, for one year and since inception compared to those of a broad based securities market index; and

     o changes in the Fund's performance from year to year since inception.

     The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

Average Annual Total Returns*
(For the periods ended December 31, 2002)

                                       1 Year   Since Inception**
                                       ------   -----------------

Class A***     Return Before Taxes    -25.50%        -0.64%

               Return After Taxes
               on Distributions       -25.50%        -0.73%

               Return After Taxes
               on Distributions and
               Sale of Fund Shares    -15.65%        -0.55%

Russell 1000   (reflects no
Value Index    deduction for fees,
               expenses, or taxes)    -15.52%        -5.14%

--------
* Average annual total returns reflect imposition of the maximum front-end sales charge.
**   Inception Date is 12/22/99 for Class A Shares.
***  After-tax Returns:
          -Are estimates, which are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
          -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Bar Chart


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


  n/a   n/a   n/a   n/a   n/a   n/a   n/a   19.49   6.60   -22.19
-----------------------------------------------------------------
   93    94    95    96    97    98    99      00     01       02
                                                Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 15.34%, 2nd quarter, 2001; and Worst Quarter was down -18.69%, 3rd quarter, 2002.

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                  FEES AND EXPENSES OF THE FUND

-----------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                  Class R Shares*
                                                  ---------------
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)     None

Maximum Deferred Sales Charge (Load) (as a
percentage of original purchase price or
redemption proceeds, whichever is lower)          None

Exchange Fee                                      None

--------
* Class R shares are only offered to certain group retirement plans. See "Purchase and Sale of Shares" in this Prospectus.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from
Fund assets) and EXAMPLE

The Example is to help you compare the cost of investing in the Fund with the cost of investing in other funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

   Operating Expenses                                  Example

Management Fees                            .75%   After 1 Yr    $  182
Distribution and service (12b-1) Fees      .50%   After 3 Yrs   $  563
Other Expenses(a)                          .54%   After 5 Yrs   $  970
                                         -----
Total Fund Operating Expenses(a)          1.79%   After 10 Yrs  $2,105
                                         =====
--------
(a)  Based on estimated expenses.

-----------------------------------------------------------------

                             GLOSSARY

-----------------------------------------------------------------

This Prospectus uses the following terms.

Types of Securities
-------------------

Convertible securities are fixed-income securities that are convertible into common stock.

Debt securities are bonds, debentures, notes, bills, loans, other direct debt instruments, and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Equity securities include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Fixed-income securities are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.

Qualifying bank deposits are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

Types of Companies
------------------

Non-U.S. company is an entity that (i) is organized under the laws of a country other than the United States, (ii) has its principal place of business in a country other than the United States, and (iii) issues equity or debt securities that are traded principally in a country other than the United States.

Rating Agencies and Indexes
---------------------------

Moody's is Moody's Investors Service, Inc.

Prime commercial paper is commercial paper rated Prime-1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

Russell 1000(TM) Value Index measures the performance of those Russell 1000 companies (the largest 1,000 U.S. companies by capitalization) with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(TM) universe of securities is compiled by Frank Russell Company and is segmented into two style indices, the Russell 1000(TM) Growth Index and the Russell 1000(TM) Value Index.

S&P is Standard & Poor's Ratings Services.

Other
-----

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Exchange is the New York Stock Exchange.

Securities Act is the Securities Act of 1933, as amended.

-----------------------------------------------------------------

                     DESCRIPTION OF THE FUND

-----------------------------------------------------------------

     This section of the Prospectus provides a more complete description of the Fund's investment objective, principal strategies and risks. Of course, there can be no assurance that the Fund will achieve its investment objective.

Please note that:

     o Additional discussion of the Fund's investments, including the risks of the investments that appear in bold type can be found in the discussion under Description of Additional Investment Practices following this section.

     o The description of the Fund's risks may include risks discussed in the Risk/Return Summary above. Additional information about risks of investing in the Fund can be found in the discussion under Additional Risk
          Considerations.

     o Additional descriptions of the Fund's strategies, investments and risks can be found in the Fund's
          Statement of Additional Information or SAI.

     o Except as noted, (i) the Fund's investment objective is "fundamental" and cannot be changed without a shareholder vote and, (ii) the Fund's investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in the Fund's portfolio after they are purchased by the Fund will not cause the Fund to be in violation of such limitation.

Investment Objective and Principal Policies and Risks

Investment Objective

     The Fund seeks long-term growth of capital through the application of a disciplined value-oriented investment process.

Principal Policies

     The Fund invests primarily in the equity securities of U.S. companies that Alliance believes are undervalued. Alliance believes that, over time, a company's stock price will come to reflect its intrinsic economic value. Alliance uses a disciplined investment process to evaluate the companies in Alliance's extensive research universe. Through this process, Alliance seeks to identify the stocks of companies that offer the best combination of value and potential for price appreciation.

     Alliance depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Fund. The research staff follows a primary research universe of approximately 500 largely U.S. companies that are significant participants in their particular industries. As one of the largest multi-national investment firms, Alliance has access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in its research universe. Alliance's analysts prepare their own earnings estimates and financial models for each company followed.

     The disciplined value investment process is grounded in Alliance's research capabilities. Through its research, Alliance identifies equity securities whose current market prices do not reflect what Alliance considers to be their intrinsic economic value. In determining a company's intrinsic economic value, Alliance takes into account many factors it believes bear on the ability of the company to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. Alliance then ranks, at least weekly, each of the companies in its research universe in the relative order of disparity between their intrinsic economic values and their stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). Alliance anticipates that, normally, about 75 companies will be represented in the Fund's portfolio, with substantially all of those companies ranking in the top three deciles of Alliance's valuation model. Not every security deemed to be undervalued is subsequently purchased by the Fund; undervalued securities are further analyzed before being added to the Fund's portfolio. Alliance will use its research capability to help best evaluate the potential rewards and risks of investing in competing undervalued securities. It is the interaction between Alliance's research capabilities and the disciplined value model's perception of value that determines which securities will be purchased or sold by the Fund.

     Alliance recognizes that the perception of what is a "value" stock is relative and the factors considered in determining whether a stock is a "value" stock may, and often will, have differing relative significance in different phases of an economic cycle. Also, at different times, the Fund may be attracted to investments in companies with different market capitalizations (i.e., large, mid or small capitalization) or companies engaged in particular types of business (e.g., banks and other financial institutions), although the Fund does not intend to concentrate in any particular industries or businesses. The Fund's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

     Although the Fund intends to invest primarily in the equity securities of U.S. companies, the Fund may also invest up to 15% of its assets in securities of non-U.S. issuers.

The Fund also may:

o    Invest in convertible securities and rights and warrants;

o For hedging purposes, enter into forward commitments, and purchase and sell futures contracts and options on securities, as well as options on securities indices and options on futures contracts; and

o For hedging purposes, enter into currency swaps, forward foreign currency exchange contracts and options on foreign currencies.

Principal Risks

     Among the principal risks of investing in the Fund are:

     o Market Risk This is the risk that the value of the Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short- or long-term periods.

     o Industry/Sector Risk This is the risk of investments in a particular industry sector. If the Fund invests a substantial amount of its assets in companies engaged in a particular industry sector, market or economic factors affecting that industry could have a major effect on the value of the Fund's investments.

     o Capitalization Risk This is the risk of investments in small- to mid-capitalization companies. Investments in small- and mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in mid- or large-cap companies. The Fund's investments in smaller capitalization companies may have additional risks because these companies often have limited product lines, markets or financial resources.

     o Non-U.S. Investment Risk This is the risk of investments in issuers located in countries other than the United States. Investments in securities of non-U.S. issuers may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, non-U.S. issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage or political changes or diplomatic developments could adversely affect the Fund's investments in a country other than the United States. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment.

     o Currency Risk This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of the Fund's investments. Because the Fund invests in non-U.S. issuers it is subject to this risk.

     o Management Risk The Fund is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended result.

Description of Additional Investment Practices

     This section describes the investment practices of the Fund and risks associated with these practices. Unless otherwise noted, the Fund's use of any of these practices was specified in the previous section.

     Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as nonconvertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the price of the convertible security less volatile than that of the underlying equity security. As with debt securities, the market values of convertible securities tend to decrease as interest rates rise and increase as interest rates fall. While convertible securities generally offer lower interest yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stocks. Convertible securities that are rated Baa or lower by Moody's, BBB or lower by S&P or, if unrated, determined by Alliance to be of equivalent quality, may share some or all of the risks of non-convertible debt securities with those ratings.

     Currency Swaps. Currency swaps involve the individually negotiated exchange by the Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. The Fund will not enter into any currency swaps unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies under the transaction agreements.

     Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

     When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but the Fund may negotiate settlements beyond two months. Securities purchased or sold under a forward commitment are subject to market fluctuations and no interest or dividends accrue to the purchaser prior to the settlement date.

     The use of forward commitments enables the Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, the Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis to obtain the benefit of currently higher cash yields. If, however, Alliance were to forecast incorrectly the direction of interest rate movements, the Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. In the event the other party to a forward commitment transaction were to default, the Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

     Forward Currency Exchange Contracts. The Fund may purchase or sell forward currency exchange contracts to minimize the risk of adverse changes in the relationship between the U.S. Dollar and other currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

     The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). The Fund will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When the Fund believes that a currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that currency approximating the value of some or all of the Fund's portfolio securities denominated in such currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against another currency, it may enter into a forward purchase contract to buy that currency for a fixed dollar amount ("position hedge"). The Fund will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. Instead of entering into a position hedge, the Fund may, in the alternative, enter into a forward contract to sell a different currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such forward contracts.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

     Options on Securities. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer of the option a specified amount of a security on or before a fixed date at a predetermined price. A call option written by the Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by the Fund is "covered" if the Fund holds a put on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

     A call option is for cross-hedging purposes if the Fund does not own the underlying security and is designed to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. The Fund may write call options for cross-hedging purposes. The Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

     In purchasing an option, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

     If an option written by the Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option is exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. Entering into a closing transaction (i.e., by disposing of the option prior to its exercise) could reduce these risks. The Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of call options could result in increases in the Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

     The Fund will purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Alliance has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by the Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time.

     Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

     Options on Currencies. As in the case of other kinds of options, the writing of an option on a currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. See the Fund's SAI for further discussion of the use, risks, and costs of options on currencies.

     Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or currency or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities or currency or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

     Options on futures contracts are options that, upon exercise, call for the delivery of futures contracts (or cash payments based on the value of futures contracts). Options on futures contracts written or purchased by the Fund will be traded on exchanges worldwide or over the counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

     The Fund will engage in transactions in futures contracts and options on futures contracts only to the extent the transactions constitute bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission. The Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets. The Fund may not purchase or sell a stock index future if immediately thereafter more than 30% of its total assets would be hedged by stock index futures. The Fund may not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.

     Rights and Warrants. The Fund will invest in rights or warrants only if the underlying equity securities themselves are deemed appropriate by Alliance for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination of these factors. If the market price of the underlying security is below the exercise price of the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

     Future Developments. The Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

     General. The successful use of the investment practices described above draws upon Alliance's special skills and experience and usually depends on Alliance's ability to forecast price movements, interest rates, or currency exchange rate movements correctly. Should interest rates, prices, or exchange rates move unexpectedly, the Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

     The Fund's ability to dispose of its position in futures contracts, options and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist for an option purchased or written by the Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell portfolio securities or currencies covering an option written by the Fund until the option expires or it delivers the underlying securities, currency or futures contract upon exercise. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively. In addition, the Fund's ability to engage in options and futures transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to the Fund for U.S. federal income tax purposes.

     Portfolio Turnover. The Fund is actively managed and, in some cases in response to market conditions, the Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

     Temporary Defensive Position. For temporary defensive purposes, the Fund may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high grade or high-quality debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. Such securities also may include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies, and supranational organizations. While the Fund invests for temporary defensive purposes, it may not meet its investment objective.

Additional Risk Considerations

Investment in the Fund involves the special risk considerations described below.

     Currency Considerations. A substantial portion of the assets of the Fund are invested in securities denominated in non-U.S. currencies. The Fund may receive a portion of its revenues in currencies other than the U.S. Dollar. Therefore, the dollar equivalent of its net assets, distributions, and income will be adversely affected by reductions in the value of certain currencies relative to the U.S. Dollar. If the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. Dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Fund may engage in currency hedging transactions, as described above, which involve certain special risks.

     Securities of Non-U.S. Issuers. The securities markets of many countries outside of the United States are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Fund may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties.

     Certain countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of the Fund. In addition, the repatriation of investment income, capital, or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. If a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

     The Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application of other restrictions on investment. Investing in local markets may require the Fund to adopt special procedures that may involve additional costs to the Fund. These factors may affect the liquidity of the Fund's investments in any country and Alliance will monitor the effect of any such factor or factors on the Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many countries are generally higher than in the United States.

     Issuers of securities in jurisdictions other than the United States are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting and auditing standards of countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in securities of non-U.S. issuers than to investors in U.S. companies. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

     The economies of individual countries other than the United States may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a country and the Fund's investments. In such events, the Fund could lose its entire investment in the country involved.

     Extreme Governmental Action; Less Protective Laws. In contrast to investing in the United States, investment in other countries may involve in certain situations greater risk of nationalization, expropriation, confiscatory taxation, currency blockage or other extreme governmental action that could adversely impact the Fund's investments. In the event of certain such actions, the Fund could lose its entire investment in the country involved. In addition, laws in various countries other than the United States governing, among other subjects, business organization and practices, securities and securities trading, bankruptcy and insolvency may provide less protection to investors such as the Fund than provided under United States laws.

     Non-U.S. Taxes. The Fund's investment in securities issued by non-U.S. companies may be subject to taxes withheld at the source on dividend or interest payments. Non-U.S. taxes paid by the Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such non-U.S. taxes.

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                      MANAGEMENT OF THE FUND

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Investment Adviser


     The Fund's investment adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading international investment adviser managing client accounts with assets as of June 30, 2003 totaling approximately $426 billion (of which approximately $156 billion represented assets of investment companies). As of June 30, 2003, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 45 of the nation's FORTUNE 100 companies), for public employee retirement funds in 43 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by Alliance, comprising 125 separate investment portfolios, currently have approximately
7.3 million shareholder accounts.


     Paul Rissman and Frank Caruso are the persons who have been primarily responsible for the day to day management of the Fund. Mr. Rissman and Mr. Caruso have held such positions since the Fund's inception. Mr. Rissman is a Senior Vice President of Alliance Capital Management Corporation ("ACMC"), the sole general partner of Alliance, and has been associated with Alliance since prior to 1998 in a substantially similar capacity to his current position. Mr. Caruso is a Senior Vice President of ACMC, with which he has been associated since prior to 1998 in a substantially similar capacity to his current position.

     Alliance provides investment advisory services and order placement facilities for the Fund. For these advisory services, the Fund paid Alliance a fee of .75% of the Fund's average daily net assets for the fiscal year ended November 30, 2002.

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                   PURCHASE AND SALE OF SHARES

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How the Fund Values Its Shares

     The Fund's net asset value or NAV is calculated at the next close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), each day the Exchange is open for business. To calculate NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Fund values its securities at their current market value determined on the basis of market quotations, or, if such quotations are not readily available, such other methods as the Fund's directors believe accurately reflect fair market value.

     Your order for a purchase, sale, or exchange of shares is priced at the next NAV calculated after your order is received in proper form by the Fund.

How to Buy Shares

     Class R shares are available to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans ("group retirement plans") that have plan assets of $1 million to $10 million and have plan level or omnibus accounts held on the books of the Fund. Class R shares are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403 (b) plans and AllianceBernstein sponsored retirements products.

General


     The Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish the account. Required information includes name, date of birth, permanent residential address and social security/taxpayer identification number. The Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If the Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action as it deems appropriate which may include closing your account. If you are not a US citizen or Resident Alien, your account must be affiliated with a NASD member firm.


     The Fund is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number. To avoid this, you must provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

     The Fund may refuse any order to purchase shares. In particular, the Fund reserves the right to restrict purchases of shares (including through exchanges) when there appears to be evidence of a pattern of frequent purchases and sales made in response to short-term considerations. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

How to Exchange Shares

     To the extent that other AllianceBernstein Mutual Funds offer Class R shares, you may exchange your Fund shares for Class R shares of such other AllianceBernstein Mutual Funds. Exchanges of shares are made at the next determined NAV, without sales or service charges. You may request an exchange by mail or telephone. You must call by 4:00 p.m., Eastern time, to receive that day's NAV. The Fund may modify, restrict, or terminate the exchange service on 60 days' written notice.

How to Sell Shares

     You may "redeem" your shares (i.e., sell your shares to the Fund) on any day the Exchange is open, either directly or through your financial intermediary. Your sales price will be the next-determined NAV after the Fund receives your sales request in proper form. Normally, proceeds will be sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

     o    Selling Shares Through Your Broker or Financial
          Representative

     Your broker or financial representative must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by 5:00 p.m., Eastern time, for you to receive that day's NAV. Your broker or financial representative is responsible for submitting all necessary documentation to the Fund and may charge you for this service.

     o    Selling Shares Directly to the Fund

By Mail:

     o Send a signed letter of instruction or stock power, along with certificates, to:

                Alliance Global Investor Services
                         P.O. Box 786003
                    San Antonio, TX 78278-6003

     o    For certified or overnight deliveries, send to:

                Alliance Global Investor Services
                     8000 IH 10 W, 4th Floor
                      San Antonio, TX 78230

     o For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, Alliance Global Investor Services ("AGIS"), and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact AGIS.

By Telephone:

     o You may redeem your shares for which no stock certificates have been issued by telephone request.
          Call AGIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

     o A telephone redemption request must be received by 4:00 p.m., Eastern time, for you to receive that day's NAV.

     o If you have selected electronic funds transfer in your Shareholder Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

     o Redemption requests by electronic funds transfer may not exceed $100,000 per day and redemption requests by check cannot exceed $50,000 per day.

     o Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

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                DIVIDENDS, DISTRIBUTIONS AND TAXES

-----------------------------------------------------------------

     The income dividends and capital gains distributions, if any, declared by the Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of the Fund. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or at your election, electronically via the ACH network.

     If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of the Fund without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of the Fund.

     While it is the intention of the Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends or realize any capital gains. The final determination of the amount of the Fund's return of capital distributions for the period will be made after the end of each calendar year.

     For federal income tax purposes, the Fund's distributions of net income (or short-term taxable gains) will be taxable to you as ordinary income. Distributions of long-term capital gains generally will be taxable to you as long-term capital gains. The Fund's distributions also may be subject to certain state and local taxes. Dividends and distributions are taxable whether you receive them in cash or reinvest them in additional shares. Whether distributions of gains are taxable to you at long-term capital gains rates or short-term capital gains rates will not depend on your holding period in shares of the Fund, but rather on the Fund's holding period in assets giving rise to the gains.

     Under the provisions of recently enacted tax legislation, the maximum long term capital gain rate has been reduced from 20% to 15%, and some or all of the distributions from a mutual fund may be treated as "qualified dividend income," taxable to individuals at the reduced maximum rate of 15% (5% for individuals in lower tax brackets), provided that both the Fund and the individual satisfy certain holding period and other requirements. A distribution from the Fund is treated as qualified dividend income to the extent that it is comprised of dividend income received by the Fund from taxable domestic corporations and certain qualified foreign corporations, and provided that the Fund meets certain holding period and other requirements with respect to the security paying the dividend. In addition, the individual must meet certain holding period requirements with respect to the shares of the Fund in order to take advantage of the 15% tax rate. To the extent distributions from the Fund are attributable to other sources, such as taxable interest, most distributions from real estate investment trusts, or short-term capital gains, the dividends will not be eligible for the lower rates. The Fund will notify you as to how much of the Fund's distributions, if any, would be qualified dividend income, assuming that you satisfied the holding period requirements.

     Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that the Fund is liable for foreign income taxes withheld at the source, the Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass-through" to the Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that the Fund will be able to do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

     Under certain circumstances, if the Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain.

     If you buy shares just before the Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

     The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

     Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.

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                    DISTRIBUTION ARRANGEMENTS

-----------------------------------------------------------------

     The Fund offers Class R shares through this Prospectus. Class R shares are available only to certain group retirement plans that have plan assets of $1 million to $10 million. Class R shares are not subject to any initial or contingent deferred sales charges. The Fund's other share classes are offered through a separate prospectus.

     Asset-based Sales Charge or Rule 12b-1 Fee. The Fund has adopted a plan under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and service fees for the distribution and sale of the Class R shares. The amount of this fee for the Class R shares is 0.50% of the aggregate average daily net assets of the Class. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees.

     Special Distribution Arrangement for Group Retirement Plans and Employee Benefit Plans. The Fund offers special distribution arrangements for group retirement plans and certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans, other defined contribution plans (the "Plans"). However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements for the Plans as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus. The Plans also may not offer all classes of shares of the Fund. In order to enable participants investing through the Plans to purchase shares of the Fund, the maximum and minimum investment amounts may be different for shares purchased through the Plans from those described in this Prospectus. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards set forth in this prospectus and the Statement of Additional Information. The Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

     Other. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary, or other financial representative with respect to the purchase, sale, or exchange of Class R shares made through such financial representative. The financial intermediaries or your fee-based program also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts.

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                       GENERAL INFORMATION

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     Under unusual circumstances, the Fund may suspend
redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Fund reserves the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

     During drastic economic or market developments, you might have difficulty in reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

     Shareholder Services. AGIS offers a variety of shareholder services. For more information about these services or your account, call AGIS's toll-free number, 800-221-5672. Some services are described in the Subscription Application. You also may request a shareholder's manual explaining all available services by calling 800-227-4618.

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                       FINANCIAL HIGHLIGHTS

-----------------------------------------------------------------

     Financial Highlights are not provided because Class R shares had not commenced operations prior to the date of this Prospectus.

     For more information about the Fund, the following documents are available upon request:

o    Annual/Semi-annual Reports to Shareholders

     The Fund's annual and semi-annual reports to shareholders contain additional information on the Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

o    Statement of Additional Information (SAI)

     The Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Fund's SAI is incorporated by reference into (and is legally part of) this Prospectus.

     You may request a free copy of the current annual/semi-annual report or the SAI or make shareholder inquiries of the Fund, by contacting your broker or other financial intermediary, or by contacting Alliance:

By Mail:    c/o Alliance Global Investor Services
            P.O. Box 786003
            San Antonio, TX 78278-6003

By Phone:   For Information: (800) 221-5672
            For Literature:  (800) 227-4618

Or you may view or obtain these documents from the Commission:

     o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

     o Reports and other information about the Fund are available on the EDGAR Database on the Commission's
          Internet site at http://www.sec.gov.

     o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's
          Public Reference Section, Washington, DC 20549-0102.

You also may find more information about Alliance and the Fund on the Internet at: www.Alliancecapital.com.

SEC File No: 811-09687

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Privacy Notice (This information is not part of the Prospectus.)

Alliance Capital Management L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investment Research and Management, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.

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(LOGO)             ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND, INC.

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c/o Alliance Global Investor Services, Inc.
P.O. Box 786003, San Antonio, Texas 78278-6003
Toll Free: (800) 221-5672
For Literature: Toll Free (800) 227-4618
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               STATEMENT OF ADDITIONAL INFORMATION
                          March 31, 2003
                   (as amended November 3, 2003)

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            This Statement of Additional Information ("SAI") is
not a prospectus but supplements and should be read in conjunction with the Prospectus dated March 31, 2003, as supplemented, for AllianceBernstein Disciplined Value Fund, Inc. that offers Class A, Class B, Class C and Class R shares of the Fund (the "Prospectus"). Financial statements for the Fund for the year ended November 30, 2002 are included in the annual report to shareholders and are incorporated into this SAI by reference. Copies of the Prospectuses and annual report may be obtained by contacting Alliance Global Investor Services, Inc. ("AGIS") at the address or the "For Literature" telephone number shown above.

                        TABLE OF CONTENTS

                                                      Page

Description of the Fund...............................
Management of the Fund................................
Expenses of the Fund..................................
Purchase of Shares....................................
Redemption and Repurchase of Shares...................
Shareholder Services..................................
Net Asset Value.......................................
Dividends, Distributions and Taxes....................
Portfolio Transactions................................
General Information...................................
Financial Statements and Report of Independent
   Auditors............................................
Appendix A: Futures Contracts and Options on
Futures Contracts and Foreign Currencies..............      A-1
Appendix B: Statement of Policies and Procedures
   for Voting Proxies..................................     B-1
Appensix C:  Commission Schedule.......................     C-1

--------
SM:   This is a service mark used under license from the owner.

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                     DESCRIPTION OF THE FUND

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            AllianceBernstein Disciplined Value Fund, Inc. (the
"Fund") is a diversified open-end management investment company. The Fund was incorporated under the laws of the State of Maryland on July 6, 1999. The Fund's investment objective is "fundamental" and cannot be changed without a shareholder vote. Except as noted, the Fund's investment policies are not fundamental and thus can be changed without a shareholder vote. The Fund will not change these policies without contemporaneous notice to its shareholders. There is no guarantee that the Fund will achieve its investment objective. The Fund's name was changed on February 28, 2001. Prior thereto, the Fund was known as Alliance Disciplined Value Fund, Inc.


Investment Policies and Practices
---------------------------------

            The Fund's principal investment policies, practices and risks are set forth in the Prospectus. The information set forth below concerning the Fund's investment practices and policies supplements the information in the Prospectus. Except as otherwise noted, the Fund's investment policies described below are not designated "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and may be changed by the Directors of the Fund without shareholder approval. However, the Fund will not change its investment policies without contemporaneous written notice to shareholders.

Additional Investment Policies and Practices
--------------------------------------------

            The following information about the Fund's investment policies and practices supplements the information set forth in the Prospectus.

            Currency Swaps. The Fund may enter into currency swaps for hedging purposes. Currency swaps involve the exchange by the Fund with another party of a series of payments in specified currencies. Since currency swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. The Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transactions.

            Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities. Such transactions may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

            When forward commitment transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date, normally within four months after the transaction, although delayed settlements beyond four months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest accrues to the purchaser prior to the settlement date. At the time the Fund enters into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

            The use of forward commitments enables the Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, the Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if Alliance Capital Management L.P., the Fund's investment adviser (the "Adviser" or "Alliance"), were to forecast incorrectly the direction of interest rate movements, the Fund might be required to complete such when-issued or forward transactions at prices less favorable than current market values.

            The Fund's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but the Fund will enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Fund's custodian will maintain, in the separate account of the Fund, liquid assets having value equal to, or greater than, any commitments to purchase securities on a forward commitment basis. If the Fund, however, chooses to dispose of the right to receive or deliver a security subject to a forward commitment prior to the settlement date of the transaction, it can incur a gain or loss. In the event the other party to a forward commitment transaction were to default, the Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

            Although the Fund intends to make such purchases for speculative purposes, purchases of securities on such bases may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, the Fund subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, the Fund may have to sell assets that have been set aside in order to meet redemptions. In addition, if the Fund determines it is advisable as a matter of investment strategy to sell the forward commitment or when-issued or delayed delivery securities before delivery, the Fund may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss and would be treated for tax purposes as such. When the time comes to pay for the securities to be purchased under a forward commitment or on a when-issued or delayed delivery basis, the Fund will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or when-issued or delayed delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

            Forward Foreign Currency Exchange Contracts. The Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund of adverse changes in the relationship between the U.S. Dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers.

            The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). The Fund may not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. Additionally, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). The Fund will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. In this situation the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge").

            To the extent required by applicable law, the Fund's Custodian will place liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the assets placed in a separate account declines, additional liquid assets will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the separate account, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. In addition, the Fund may use such other methods of "cover" as are permitted by applicable law.

            The Fund will not speculate in forward currency contracts. The Fund will only enter forward foreign currency exchange contracts with counterparties that, in the opinion of the Adviser, do not present undue credit risk. Generally, such forward contracts will be for a period of less than three months.

            Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of securities decline. These transactions also preclude the opportunity for gain if the value of the hedge currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the anticipated devaluation level. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The matching of the increase in value of a forward contract and the decline in the U.S. Dollar equivalent value of the foreign currency-denominated asset that is the subject of the hedge generally will not be precise. In addition, the Fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. Dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

            Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities provided the loan is continuously secured by cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks equal to no less than the market value, determined daily, of the securities loaned. In lending its portfolio securities, the Fund will require that interest or dividends on securities loaned be paid to the Fund. Where voting or consent rights with respect to loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit it to exercise such voting or consent rights if the exercise of such rights involves issues having a material effect on the Fund's investment in the securities loaned. Loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk. The Fund may invest any cash collateral in portfolio securities and earn additional income, or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

            Options. The Fund may purchase put and call options written by others and write covered put and call options overlying the types of securities in which the Fund may invest. A put option (sometimes called a "standby commitment") gives the purchaser of the option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option (sometimes called a "reverse standby commitment") gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.

            The Fund may purchase put and call options to provide protection against adverse price or yield effects from anticipated changes in prevailing interest rates. For instance in periods of rising interest rates and falling bond prices, the Fund might purchase a put option to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, the Fund might purchase a call option. In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the security increased by an amount in excess of the premium paid. It would realize a loss if the price of the security declined or remained the same or did not increase during the period by more than the amount of the premium. By purchasing a put option, the Fund would be in a position to realize a gain if, during the option period, the price of the security declined by an amount in excess of the premium paid. It would realize a loss if the price of the security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

            When the Fund writes a put option it must either own at all times during the option period an offsetting put option on the same security or maintain in a segregated account cash or liquid assets in an amount adequate to purchase the underlying security should the put be exercised. When the Fund writes a call option it must own at all times during the option period either the underlying securities or an offsetting call option on the same securities. If a put option written by the Fund were exercised the Fund would be obligated to purchase the underlying security at the exercise price. If a call option written by the Fund were exercised the Fund would be obligated to sell the underlying security at the exercise price.

            The Fund may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by the Fund, offset by the option premium, is less than the current price).

            The Fund will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Fund will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part. Unlike the situation in which the Fund owns securities not subject to a call option, the Fund, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

            The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold to the Fund at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value. These risks could be reduced by entering into a closing transaction as described below. The Fund retains the premium received from writing a put or call option whether or not the option is exercised.

            The Fund may also write covered call options for cross-hedging purposes. A call option is for cross-hedging purposes if it is designed to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. In such circumstances, the Fund collateralizes the option by maintaining, in a segregated account with the Custodian, liquid assets in an amount not less than the market value of the underlying security, marked to market daily.

            The Fund may dispose of an option that it has purchased by entering into a "closing sale transaction" with the writer of the option. A closing sale transaction terminates the obligation of the writer of the option and does not result in the ownership of an option. The Fund realizes a profit or loss from a closing sale transaction if the premium received from the transaction is more than or less than the cost of the option.

            The Fund may terminate its obligation to the holder of an option written by the Fund through a "closing purchase transaction." The Fund may not, however, effect a closing purchase transaction with respect to such an option after it has been notified of the exercise of such option. The Fund realizes a profit or loss from a closing purchase transaction if the cost of the transaction is more than or less than the premium received by the Fund from writing the option. A closing purchase transaction for exchange-traded options may be made only on a national securities exchange. There is no assurance that a liquid secondary market on a national securities exchange will exist for any particular option, or at any particular time, and for some options, such as over-the-counter options, no secondary market on a national securities exchange may exist. If the Fund is unable to effect a closing purchase transaction, the Fund will not sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise.

            The Fund may purchase or write options in negotiated transactions. The Fund effects such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser. The Adviser has also adopted procedures for monitoring the creditworthiness of such entities. Options traded in the over-the-counter market may not be as actively traded as those traded on an exchange. Accordingly, it may be more difficult to value such options. Options purchased or written by the Fund in negotiated transactions may be considered illiquid and it may not be possible for the Fund to effect a closing purchase transaction at a time when the Adviser believes it would be advantageous to do so.

            The Fund may enter into contracts (or amend existing contracts) with primary dealer(s) with whom it writes over-the-counter options. The contracts will provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount the option is "in-the-money"). The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." Although the Fund has established standards of creditworthiness for these primary dealers, the Fund may still be subject to the risk that firms participating in such transactions will fail to meet their obligations. With respect to agreements concerning the over-the-counter options the Fund has written, the Fund will treat as illiquid only securities equal in amount to the formula price described above less the amount by which the option is "in-the-money," i.e., the amount by which the price of the option exceeds the exercise price.

            Options on Securities Indices. The Fund may purchase put and call options and write covered put and call options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Fund's securities or securities it intends to purchase. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. A call option on a securities index is considered covered, for example, if, so long as the Fund is obligated as the writer of the call, it holds securities the price changes of which are, in the opinion of the Adviser, expected to replicate substantially the movement of the index or indexes upon which the options written by the Fund are based. A put on a securities index written by the Fund will be considered covered if, so long as it is obligated as the writer of the put, the Fund segregates with its custodian liquid assets having a value equal to or greater than the exercise price of the option.

            Through the purchase of listed index options, the Fund could achieve many of the same objectives as through the use of options on individual securities. Price movements in the Fund's securities probably will not correlate perfectly with movements in the level of the index and, therefore, the Fund would bear a risk of loss on index options purchased by it if favorable price movements of the hedged portfolio securities do not equal or exceed losses on the options or if adverse price movements of the hedged portfolio securities are greater than gains realized from the options.

            Options on Foreign Currencies. The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. Dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. Dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund are exchange-traded or traded over-the-counter. The Fund will write options on foreign currencies only if they are "covered."

            The Fund will not speculate in foreign currency options. Accordingly, the Fund will not hedge a currency substantially in excess of the market value of the securities denominated in that currency which it owns or the expected acquisition price of securities which it anticipates purchasing.

            See Appendix A for further discussion of the use, risks and costs of options on foreign currencies.

            Futures Contracts and Options Thereon. The Fund may purchase and sell futures contracts and related options on debt securities and on indexes of debt securities to hedge against anticipated changes in interest rates that might otherwise have an adverse effect on the value of its assets or assets it intends to acquire. The Fund may also enter into futures contracts and related options on foreign currencies in order to limit its exchange rate risk. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract and the price at which the contract was originally struck. All futures contracts and related options will be traded on exchanges that are licensed and regulated by the CFTC. The Fund will only write options on futures contracts which are "covered." These investment techniques will be used only to hedge against anticipated future changes in interest or exchange rates which otherwise might either adversely affect the value of the Fund's securities or adversely affect the prices of securities which the Fund intends to purchase at a later date. These investment techniques will not be used for speculation.

            The Fund is not a commodity pool and all transactions in futures contracts and options on futures contracts engaged in by the Fund must constitute bona fide hedging or other permissible transactions in accordance with rules and regulations of the Commodity Futures Trading Commission ("CFTC"). In general, the Fund will limit its use of futures contracts and options on futures contracts so that either (i) the contracts or options thereon are for "bona fide hedging" purposes as defined under regulations of the CTFC or (2) if for other purposes, no more than 5% of the liquidation value of the Fund's total assets will be used for initial margin of option premiums required to establish non-hedging positions. These instruments will be used for hedging purposes and not for speculation or to leverage the Fund.

            In instances involving the purchase of futures contracts or the writing of put options thereon by the Fund, an amount of liquid assets equal to the cost of such futures contracts or options written (less any related margin deposits) will be deposited in a segregated account with its custodian, thereby insuring that the use of such futures contracts and options is unleveraged. In instances involving the sale of futures contracts or the writing of call options thereon by the Fund, the securities underlying such futures contracts or options will at all times be maintained by the Fund or, in the case of index futures and related options, the Fund will own securities the price changes of which are, in the opinion of the Adviser, expected to replicate substantially the movement of the index upon which the futures contract or option is based.

            Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions that may result in a gain or a loss. While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous to the Fund to do so.

            Positions in futures contracts may be closed out only on an exchange or a board of trade that provides the market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there is no guarantee that such will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of maintenance margin. However, in the event futures positions are used to hedge portfolio securities, the securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts.

            See Appendix A for further discussion of the use, risks and costs of futures contracts and options on futures contracts.

            Repurchase Agreements. The Fund may enter into repurchase agreements pertaining to U.S. Government Securities with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on the Fund's ability to enter into repurchase agreements. Currently, the Fund intends to enter into repurchase agreements only with its custodian and such primary dealers. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate which is effective for the period of time the buyer's money is invested in the security and which is related to the current market rate rather than the coupon rate on the purchased security. Such agreements permit the Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Fund requires continual maintenance by its custodian for its account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the resale price. In the event a vendor defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, the Fund might be delayed in, or prevented from, selling the collateral for its benefit.

            Repurchase agreements may exhibit the characteristics of loans by the Fund. During the term of the repurchase agreement, the Fund retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors on a daily basis the market value of the security subject to the agreement and requires the seller to deposit with the Fund collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement.

            Illiquid Securities. The Fund will not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities are securities restricted as to disposition under Federal securities laws and include, among others, (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), and (b) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

            Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

            In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

            Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent inception of the PORTAL System, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the National Association of Securities Dealers, Inc. (the "NASD").

            The Adviser, acting under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in the Fund that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security;
(5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Commission interpretation or position with respect to such type of securities.

            The Fund may not be able to readily sell securities for which there is no ready market. To the extent that these securities are foreign securities, there is no law in many of the countries in which the Fund may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. There may, however, be contractual restrictions on resale of securities.

            The value of the Fund's shares will be influenced by the factors that generally affect securities, such as the economic and political outlook, earnings, dividends and the supply and demand for various classes of securities. There can be, of course, no assurance that the Fund's investment objective will be achieved.

Certain Risk Considerations
---------------------------

            Risks of Investments in Foreign Securities (or Non-U.S. Securities). Foreign issuers are subject to accounting and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Fund will invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

            Expropriation, confiscatory taxation,
nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which the Fund will invest and could adversely affect the Fund's assets should these conditions or events recur.

            Foreign investment in certain foreign securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain foreign securities and increase the costs and expenses of the Fund. Certain countries in which the Fund will invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

            Certain countries other than those on which the Fund will focus its investments may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

            Income from certain investments held by the Fund could be reduced by foreign income taxes, including withholding taxes. It is impossible to determine the effective rate of foreign tax in advance. The Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Adviser generally will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the tax treatment of investments held by the Fund will not be subject to change.

            For many foreign securities, there are U.S.
dollar-denominated American Depository Receipts (ADRs) which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks or trust companies and which market quotations are readily available. ADRs do not lessen the foreign exchange risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in stock of foreign issuers, the Fund can avoid currency risks which might occur during the settlement period for either purchases or sales. The Fund may purchase foreign securities directly, as well as through ADRs.

            Securities Ratings. The ratings of fixed-income securities by Moody's Investors Service, Inc. and Standard & Poor's Ratings Services are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

            The Adviser will try to reduce the risk inherent in the Fund's investment approach through credit analysis, diversification and attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. In considering investments for the Fund, the Adviser will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

            Non-rated securities will also be considered for investment by the Fund when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's objectives and policies.

            1940 Act Restrictions. Under the 1940 Act, the Fund is not permitted to borrow unless immediately after such borrowing there is "asset coverage," as that term is defined and used in the 1940 Act, of at least 300% for all borrowings of the Fund. In addition, under the 1940 Act, in the event asset coverage falls below 300%, the Fund must within three days reduce the amount of its borrowing to such an extent that the asset coverage of its borrowings is at least 300%. Assuming, for example, outstanding borrowings representing not more than one-third of the Fund's total assets less liabilities (other than such borrowings), the asset coverage of the Fund's portfolio would be 300%; while outstanding borrowings representing 25% of the total assets less liabilities (other than such borrowings), the asset coverage of the Fund's portfolio would be 400%. The Fund will maintain asset coverage of outstanding borrowings of at least 300% and if necessary will, to the extent possible, reduce the amounts borrowed by making repayments from time to time in order to do so. Such repayments could require the Fund to sell portfolio securities at times considered disadvantageous by the Adviser and such sales could cause the Fund to incur related transaction costs and to realize taxable gains.

            Under the 1940 Act, the Fund may invest not more than 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act the Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund's total assets may be invested in the securities of any investment company.

            The Fund may emphasize investments in particular industries or sectors as a by-product of the stock selection process rather than as the result of assigned targets or ranges.

Certain Fundamental Investment Policies
---------------------------------------

            The Fund has adopted the following investment restrictions, which may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. The approval of a majority of the Fund's outstanding voting securities means the affirmative vote of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares, whichever is less.

            The Fund may not:

            (1) Make loans except through (a) the purchase of debt obligations in accordance with its investment objective and policies; (b) the lending of portfolio securities; or (c) the use of repurchase agreements;

            (2) Borrow money or issue senior securities except to the extent permitted by the 1940 Act;

            (3) Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

            (4) Invest in companies for the purpose of exercising control;

            (5) (a) Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein and securities that are secured by real estate, provided such securities are securities of the type in which the Fund may invest; (b) purchase or sell commodities or commodity contracts, including futures contracts (except foreign currencies, futures on securities, currencies and securities indices and forward contracts or contracts for the future acquisition or delivery of securities and foreign currencies and other similar contracts and options on the foregoing); and (c) act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act; or

            (6) Concentrate more than 25% of its assets in any particular industry or group of industries.

-----------------------------------------------------------------

                      MANAGEMENT OF THE FUND

-----------------------------------------------------------------

Board of Directors Information
------------------------------

            The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                  Portfolios in   Other
Name, Address, Age        Principal               Fund Complex    Directorships
of Director               Occupation(s) During    Overseen        Held by
(Years of Service*)       Past 5 Years            by Director     Director
-------------------       ------------            -----------     --------

INTERESTED DIRECTOR

John D. Carifa,** 58,     President, Chief        116             None
1345 Avenue of the        Operating Officer and
Americas, New York, NY    a Director of Alliance
10105 (3)                 Capital Management
                          Corporation, the general
                          partner of Alliance
                          ("ACMC"), with which he
                          has been associated
                          since prior to 1998.

DISINTERESTED DIRECTORS

Ruth Block,#+ 72,         Formerly Executive       97             None
500 S.E. Mizner Blvd.,    Vice President and
Boca Raton, FL 33432 (3)  Chief Insurance
                          Officer of The Equitable
                          Life Assurance Society
                          of the United States;
                          Chairman and Chief
                          Executive Officer of
                          Evlico; a Director of
                          Avon, BP,
                          Ecolab Incorporated
                          (specialty chemicals),
                          Tandem Financial Group
                          and Donaldson, Lufkin &
                          Jenrette Securities
                          Corporation; former
                          Governor at Large,
                          National Association of
                          Securities Dealers, Inc.

David H. Dievler,#+ 74,   Independent              101             None
P.O. Box 167,             consultant.  Until
Spring Lake, NJ           December 1994 he was
07762 (3)                 Senior Vice President
                          of ACMC responsible
                          for mutual fund
                          administration.  Prior
                          to joining ACMC in
                          1984, he was a Chief
                          Financial Officer of
                          Eberstadt Asset
                          Management since
                          1968.  Prior to that,
                          he was Senior Manager
                          at Price Waterhouse &
                          Co.  Member of
                          American Institute of
                          Certified Public
                          Accountants since 1953.

John H. Dobkin,#+ 61,     Consultant.  He was      98             None
P.O. Box 12,              formerly President of
Annandale, NY             Save Venice, Inc.
12504 (3)                 (preservation
                          organization) from
                          2001-2002; a Senior
                          Advisor from June 1999 -
                          June 2000 and President
                          of Historic Hudson
                          Valley (December 1989 -
                          May 1999) (historic
                          preservation).
                          Previously, Director of
                          the National Academy of
                          Design, and during
                          1988-92, he was Director
                          and Chairman of the
                          Audit Committee of ACMC.

William H. Foulk, Jr.,#+  Investment Adviser and   113             None
71, Suite 100, 2 Sound    an independent
View Drive,               Consultant.  He was
Greenwich, CT             formerly Senior Manager
06830 (3)                 of Barrett Associates,
                          Inc., a registered
                          investment adviser,
                          with which he had been
                          associated since prior
                          to 1998.  He was formerly
                          Deputy Comptroller of
                          the State of New York
                          and, prior thereto,
                          Chief Investment
                          Officer of the New
                          York Bank for Savings.

Clifford L. Michel,#+     Senior Counsel of the    97             Placer Dome,
64,                       law firm of Cahill                      Inc.
15 St. Bernard's Road,    Gordon & Reindel since
Gladstone,                February, 2001 and a
NJ 07934 (3)              partner of that firm
                          for more than
                          twenty-five years.  He
                          is President and Chief
                          Executive Officer of
                          Wenonah Development
                          Company (investments)
                          and a Director of
                          PlacerDome, Inc.
                          (mining).

Donald J. Robinson,#+     Senior Counsel to the    96             None
69,                       law firm of Orrick,
98 Hell's Peak Road,      Herrington & Sutcliffe
Weston, VT 05161 (3)      LLP since prior to 1998.
                          Formerly a senior
                          partner and a member of
                          the Executive Committee
                          of that firm. He was
                          also a Member and
                          Chairman of the
                          Municipal Securities
                          Rulemaking Board and a
                          Trustee of the Museum of
                          the City of New York.

--------
*    There is no stated term of office for the Fund's Directors.
**   Mr. Carifa is an "interested person", as defined in the 1940
     Act, of the Fund because of an affiliation with Alliance.
#    Member of the Audit Committee.
+    Member of the Nominating Committee.

            The Fund's Board of Directors has two standing committees of the Board -- an Audit Committee and a Nominating Committee. The members of the Audit and Nominating Committees are identified above. The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee met twice during the Fund's most recently completed fiscal year. The function of the Nominating Committee is to nominate persons to fill any vacancies on the Board of Directors. The Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Directors. The Nominating Committee did not meet during the Fund's most recently completed fiscal year.

            In approving the most recent annual continuance of the Fund's Advisory Agreement, the Directors considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Directors were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the disinterested directors meeting separately from the full Board with experienced counsel that is independent of the Adviser.

            The Directors' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management, portfolio managers and administrative personnel over the course of the preceding year. Both short-term and long-term investment performance of the Fund, as well as senior management's attention to any portfolio management issues, were considered. The Fund's current and longer-term performance were compared to its performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Directors also considered an expense limitation agreement for the Fund that sets expense caps on overall Fund expenses and provides for waiver of fees by the Adviser or reimbursement if needed to meet such caps, the scope and quality of the in-house research capability of the Adviser and other resources dedicated to performing its services. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered in light of on-going reports by management as to compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent auditors in periodic meetings with the Fund's Audit Committee.

            In reviewing the fees payable under the Advisory Agreement, the Directors compared the fees and overall expense levels of the Fund to those of competitive funds and other funds with similar investment objectives. The information on advisory fees and expense ratios, as well as performance data, included both information compiled by the Adviser and information compiled by an independent data service. The Directors also considered the fees of the Fund as a percentage of assets at different asset levels and possible economies of scale to the Adviser. The Directors considered information provided by the Adviser concerning the Adviser's profitability with respect to the Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Directors took into account not only the fees paid by the Fund, but also so-called "fallout benefits" to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, brokerage and transfer agency services to the Fund, the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Fund's securities transactions, and that the Advisory Agreement provides that the Fund reimburses the Adviser for the cost of providing certain administrative services. In evaluating the Fund's advisory fees, the Directors also took into account the demands, complexity and quality of the investment management of the Fund.

            The Directors also considered the business reputation of the Adviser and its financial resources. The Directors evaluated the procedures and systems adopted by the Adviser that are designed to fulfill the Adviser's fiduciary duty to the Fund with respect to possible conflicts of interest, including the Adviser's code of ethics (regulating the personal trading of its officers and employees) and the allocation of trades among its various investment advisory clients. The Directors also considered information concerning policies and procedures of the Adviser with respect to the execution of portfolio transactions.

            No single factor was considered in isolation or to be determinative to the decision of the Directors to approve continuance of the Advisory Agreement. Rather, the Directors concluded in light of a weighing and balancing of all factors considered that it was in the best interests of the Fund to continue its Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

            The dollar range of the Fund's securities owned by each director and the aggregate dollar range of securities owned in the AllianceBernstein Fund Complex are set forth below.

                                                       Aggregate Dollar Range of
                                                       Equity Securities in the
                            Dollar Range of Equity     AllianceBernstein Fund
                            Securities in the Fund as  Complex as of
                            of December 31, 2002       December 31, 2002
                            --------------------       -----------------

John D. Carifa              $0                         Over $100,000
Ruth Block                  $10,001-$50,000            Over $100,000
David H. Dievler            $0                         Over $100,000
John H. Dobkin              $0                         Over $100,000
William H. Foulk, Jr.       $0                         Over $100,000
Clifford L. Michel          $0                         Over $100,000
Donald J. Robinson          $0                         Over $100,000

Officer Information
-------------------

Certain information concerning the Fund's officers is set forth below.

Name, Address,*               Position(s) Held        Principal Occupation
and (Age)                     with Fund               During Past 5 Years
--------------                ----------------        -------------------

John D. Carifa, (58)          Chairman and President  See biography above.

Frank V. Caruso, (46)         Senior Vice President   Senior Vice President
                                                      of ACMC,** with which
                                                      he has been associated
                                                      since prior to 1998.

Paul C. Rissman, (46)         Senior Vice President   Executive Vice
                                                      President of ACMC,**
                                                      with which he has been
                                                      associated since prior
                                                      to 1998.

Thomas J. Bardong, (58)       Vice President          Senior Vice President
                                                      of ACMC,** with which
                                                      he has been associated
                                                      since prior to 1998.

Edmund P. Bergan, Jr., (53)   Secretary               Senior Vice President
                                                      and the General Counsel
                                                      of AllianceBernstein
                                                      Investment Research and
                                                      Management, Inc.
                                                      ("ABIRM")** and AGIS**,
                                                      with which he has been
                                                      associated since prior
                                                      to 1998.

Domenick Pugliese, (42)       Assistant Secretary     Senior Vice President
                                                      and Deputy General
                                                      Counsel of ABIRM,**
                                                      with which he has been
                                                      associated since prior
                                                      to 1998.

Mark D. Gersten, (53)         Treasurer and Chief     Senior Vice President
                              Financial Officer       of AGIS,** and Vice
                                                      President
                                                      of ABIRM,**
                                                      with which
                                                      he has been
                                                      associated
                                                      since prior
                                                      to 1998.

Vincent S. Noto, (38)         Controller              Vice President of
                                                      AGIS,** with which he
                                                      has been associated
                                                      since prior to 1998.

--------
*     The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.
**    ACMC, ABIRM, and AGIS are affiliates of the Fund.

            The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Directors during the Fund's fiscal year ended November 30, 2002, the aggregate compensation paid to each of the Directors during calendar year 2002 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "AllianceBernstein Fund Complex"), and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other registered investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                   Total Number   Total Number
                                                   of Investment  of Investment
                                                   Companies in   Portfolios
                                                   the            within the
                                                   Alliance-      Alliance
                                     Total         Bernstein      Berstein
                                     Compensation  Fund Complex,  Fund Complex,
                                     from the      Including the  Including the
                                     Alliance-     Fund, as to    Fund, as to
                       Aggregate     Bernstein     which the      which the
                       Compensation  Fund Complex, Director is    Director is a
                       from          Including     a Director     Director
Name of Director       the Fund      the Fund      or Trustee     or Trustee
----------------       --------      --------      ----------     ----------

John D. Carifa          $-0-          $-0-         51              116
Ruth Block              $3,339        $192,600     43               97
David H. Dievler        $3,338        $246,248     47               101
John H. Dobkin          $3,348        $217,888     45               98
William H. Foulk, Jr.   $3,348        $241,700     48              113
Clifford L. Michel      $3,339        $201,950     44               97
Donald J. Robinson      $3,348        $193,100     43               96

            As of March 7, 2003, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

Adviser
-------

            Alliance, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Board of Directors (see "Management of the Fund" in the Prospectus).

            Alliance is a leading global investment management firm supervising client accounts with assets as of June 30, 2003, totaling approximately $426 billion. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, Alliance is able to compete for virtually any portfolio assignment in any developed capital market in the world.

             Alliance is a registered investment adviser under the Investment Advisers Act of 1940, as amended. ACMC, an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), is the general partner of both Alliance Capital Management Holding L.P. ("Alliance Holding") and Alliance. AXA Financial is an indirect wholly-owned subsidiary of AXA, which is a holding company for an international group of insurance and related financial services companies. Alliance Holding Units are publicly traded on the New York Stock Exchange (the "Exchange"). Alliance Units do not trade publicly and are subject to significant restrictions on transfer.

             At March 31, 2003, Alliance Holding owned approximately 76.9 million, or 30.7%, of the issued and outstanding Alliance Units. ACMC owns 100,000 general partnership units in Alliance Holding and a 1% general partnership interest in Alliance. At March 31, 2003, AXA Financial was the beneficial owner of approximately 1.9% of the outstanding Alliance Holding Units and approximately 54.7% of the outstanding Alliance Units which, including the general partnership interests in Alliance and Alliance Holding, represent an economic interest of approximately 55.7% in Alliance. At March 31, 2003, SCB Partners Inc., a wholly-owned subsidiary of SCB Inc., was the beneficial owner of approximately 13.0% of the outstanding Alliance Units.

             Based on information provided by AXA, on March 3, 2003, approximately 17.70% of the issued ordinary shares (representing 28.71% of the voting power) of AXA were owned directly and indirectly by Finaxa, a French holding company. At January 1, 2003, 70.13% of the shares (representing 79.83% of the voting power) of Finaxa were owned by three French mutual insurance companies (the "Mutuelles AXA") and 21.82% of the shares of Finaxa (representing 13.32% of the voting power) were owned by BNP Paribas, a French bank. At January 1, 2003, the Mutuelles AXA owned directly or indirectly through intermediate holding companies (including Finaxa) approximately 20.48% of the issued ordinary shares (representing 33.16% of the voting power) of AXA.

            Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for the Fund and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnishes the Fund, without charge, management supervision and assistance and office facilities and provides persons satisfactory to the Fund's Board of Directors to serve as the Fund's officers.

            The Adviser is, under the Advisory Agreement, responsible for certain expenses incurred by the Fund, including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the Securities and Exchange Commission (the "Commission") and with state regulatory authorities.)

            The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or its affiliates. In such event, the services will be provided to the Fund at cost and the payments specifically approved by the Fund's Board of Directors. The Fund paid the Adviser a total of $136,000 in respect of such services during the fiscal period of the Fund ended November 30, 2002.

            For the services rendered by the Adviser under the Advisory Agreement, the Fund pays the Adviser at an annualized rate of 0.75% of the average daily value of the Fund's net assets. The fee is accrued daily and paid monthly. For the fiscal period of the Fund ended November 30, 2000 and the fiscal years ended November 30, 2001 and 2002, the Adviser received from the Fund $48,224, $1,011,340 and $1,766,049, respectively, in advisory fees. The Adviser has contractually agreed for the current fiscal year to waive its fee and bear certain expenses so that total expenses do not exceed on an annual basis 2.50%, 3.20% and 3.20% of aggregate average daily net assets, respectively, for Class A, Class B and Class C shares. This contractual agreement automatically extends each year unless the Adviser provides written notice 60 days prior to the Fund's fiscal year end. The Fund is not currently offering shares of Advisor Class Common Stock. For the fiscal period ended in 2000 and the fiscal years ended in 2001 and 2002, such waiver amounted to $430,038, $45,333 and $0, respectively.

            The Advisory Agreement became effective on December 6, 1999. The Advisory Agreement was approved by the unanimous vote, cast in person, of the Fund's Directors, including the Directors who are not parties to the Advisory Agreement or interested persons as defined in the Act, of any such party, at a meeting called for the purpose and held on December 6, 1999.

            The Advisory Agreement is terminable without penalty on 60 days' written notice by a vote of a majority of the outstanding voting securities of the Fund or by a vote of a majority of the Fund's Directors, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

            The Advisory Agreement continues in effect from year to year provided that its continuance is specifically approved at least annually by a vote of a majority of the Fund's outstanding voting securities or by the Fund's Board of Directors, including in either case, approval by a majority of the Directors who are not parties to the Advisory Agreement or interested persons of such parties as defined by the 1940 Act. Most recently, continuance of the Agreement was approved for an additional annual term by the Board of Directors, including a majority of the Directors who are not "interested persons" as defined in the 1940 Act, a regular meeting held on October 9, 2002.

            Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of the particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker or dealer, such transactions may be averaged as to price.

          The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to AllianceBernstein Americas Government Income Trust, Inc., AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Capital Reserves, AllianceBernstein Disciplined Growth Fund, Inc., AllianceBernstein Dynamic Growth Fund, Inc., AllianceBernstein Emerging Market Debt Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Global Growth Trends Fund, Inc., AllianceBernstein Global Small Cap Fund, Inc., AllianceBernstein Global Strategic Income Trust, Inc., AllianceBernstein Government Reserves, AllianceBernstein Greater China '97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein Health Care Fund, Inc., AllianceBernstein High Yield Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein Institutional Reserves, Inc., AllianceBernstein International Premier Growth Fund, Inc., AllianceBernstein Mid-Cap Growth Fund, Inc., AllianceBernstein Multi-Market Strategy Trust, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Municipal Trust, AllianceBernstein New Europe Fund, Inc., AllianceBernstein Premier Growth Fund, Inc., AllianceBernstein Real Estate Investment Fund, Inc., AllianceBernstein Select Investor Series, Inc., AllianceBernstein Small Cap Growth Fund, Inc., AllianceBernstein Technology Fund, Inc., AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., AllianceBernstein Worldwide Privatization Fund, Inc., The AllianceBernstein Portfolios, Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc. all registered open-end investment companies; ACM Government Opportunity Fund, Inc., ACM Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance National Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

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                       EXPENSES OF THE FUND

-----------------------------------------------------------------

Distribution Services Agreement
-------------------------------

            The Fund has entered into a Distribution Services Agreement (the "Agreement") with ABIRM, the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with distribution of its Class A, Class B, Class C and Class R shares in accordance with a plan of distribution that is included in the Agreement and which has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the 1940 Act (the "Rule 12b-1 Plan").

            During the Fund's fiscal year ended November 30, 2002, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $242,042, which constituted 0.30%, annualized, of the Fund's aggregate average daily net assets attributable to Class A shares during the period, and the Adviser made payments from its own resources as described above aggregating $527,825. Of the $769,867 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class A shares, $2,845 was spent on advertising, $30,966 on the printing and mailing of prospectuses for persons other than current shareholders, $414,465 for compensation to broker-dealers and other financial intermediaries (including, $165,834 to the Fund's Principal Underwriter), $69,733 for compensation to sales personnel, and $251,858 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

            During the Fund's fiscal year ended November 30, 2002, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $1,140,288, which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class B shares during the period, and the Adviser made payments from its own resources as described above aggregating $623,460. Of the $1,763,748 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class B shares, $2,090 was spent on advertising, $35,519 on the printing and mailing of prospectuses for persons other than current shareholders, $1,347,388 for compensation to broker-dealers and other financial intermediaries (including, $149,300 to the Fund's Principal Underwriter), $63,118 for compensation to sales personnel, $174,868 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses and $140,765 was spent on interest on Class B shares financing.

            During the Fund's fiscal year ended November 20, 2002, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $407,638, which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class C shares during the period, and the Adviser made payments from its own resources as described above aggregating $157,493. Of the $565,131 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class C shares, $871 was spent on advertising, $19,468 on the printing and mailing of prospectuses for persons other than current shareholders, $439,558 for compensation to broker-dealers and other financial intermediaries (including, $60,882 to the Fund's Principal Underwriter), $29,215 for compensation to sales personnel, $70,667 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses and $5,352 was spent on interest on Class C shares financing.

            Distribution services fees are accrued daily and paid monthly and charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B shares, Class C shares and Class R shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge ("CDSC") and respective distribution services fee on the Class B shares and Class C shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and distribution services fee provides for the financing of the distribution of the relevant class of the Fund's shares.

            With respect to Class A shares of the Fund, distribution expenses accrued by ABIRM in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. ABIRM's compensation with respect to Class B, Class C and Class R shares under the Rule 12b-1 Plan of the Fund is directly tied to the expenses incurred by ABIRM. Actual distribution expenses for Class B and Class C shares for any given year, however, will probably exceed the distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and payments received from CDSCs. The excess will be carried forward by ABIRM and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.

            Unreimbursed distribution expenses incurred as of the end of the Fund's most recently completed fiscal year, and carried over for reimbursement in future years in respect of the Class B and Class C shares for the Fund were, respectively, $2,613,198 (2.35% of the net assets of Class B) and $700,383 (1.85% of the net assets of Class C).

            The Rule 12b-1 Plan is in compliance with rules of the NASD which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

            In approving the Rule 12b-1 Plan, the Directors of the Fund determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit the Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

            The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

            The Agreement continues in effect so long as its continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and, in either case, by a majority of the Directors of the Fund who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. The Agreement was approved for an additional annual term by a vote, cast in person, of the Directors, including a majority of the Directors who are not "interested persons", as defined in the 1940 Act, at their meeting held on October 9, 2002.

            In the event that the Rule 12b-1 Plan is terminated by either party or not continued with respect to the Class A shares, Class B shares, Class C shares or Class R shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class and (ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

Transfer Agency Agreement
-------------------------

            AGIS, an indirect wholly-owned subsidiary of the Adviser, located at 8000 IH 10 W 4th Floor, San Antonio, Texas 78230, receives a transfer agency fee per account holder of each of the Class A shares, Class B shares, Class C shares and Class R shares of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B shares and Class C shares is higher than the transfer agency fee with respect to the Class A shares, reflecting the additional costs associated with the Class B and Class C CDSC. For the fiscal year ended November 30, 2002, the Fund paid AGIS $440,094 pursuant to the Transfer Agency Agreement.

Code of Ethics and Proxy Voting Policies and Procedures
-------------------------------------------------------

            The Fund, the Adviser and the Principal Underwriter have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

            The Fund has adopted the Adviser's proxy voting policies and procedures. The Adviser's proxy voting policies and procedures are attached as Appendix B.

-----------------------------------------------------------------

                        PURCHASE OF SHARES

-----------------------------------------------------------------

            The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--How to Buy Shares."

General
-------

            Shares of the Fund are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase ("Class A shares"), with a CDSC ("Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any CDSC ("Class C shares"), or to group retirement plans eligible to purchase Class R shares, without any initial sales charge or CDSC ("Class R shares"), in each case as described below. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund. All of the classes of shares of the Fund are subject to Rule 12b-1 asset-based sales charges. Shares of the Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of the NASD and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents") and (iii) the Principal Underwriter.

            Investors may purchase shares of the Fund either through selected broker-dealers, agents, financial intermediaries or other financial representatives ("financial intermediaries") or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through the financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling different classes of shares.

            In order to open your account, the Fund, or your financial intermediary, is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

            The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.

            The public offering price of shares of the Fund is their net asset value, plus, in the case of Class A shares, a sales charge. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the per share net asset value is computed as of the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

            The respective per share net asset values of the various classes of shares of the Fund are expected to be substantially the same. However, the per share net asset values of the Class B, Class C and Class R shares will generally be slightly lower than the per share net asset values of the Class A shares as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

            The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries the applicable public offering price will be the net asset value as so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's net asset value. If the financial intermediary receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

            Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 3:00 p.m. Eastern time on a Fund business day to receive that days public offering price. Telephone purchase requests received after 3:00 p.m. Eastern time are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

            Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to the Fund, stock certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized financial intermediary. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

            In addition to the discount or commission paid to financial intermediaries, the Principal Underwriter from time to time pays additional cash or other incentives to financial intermediaries, in connection with the sale of shares of the Fund. Such additional amounts may be utilized, in whole or in part, to provide additional compensation to financial intermediaries who sell shares of the Fund. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel taken by persons associated with a financial intermediary to locations within or outside the United States. Such financial intermediary may elect to receive cash incentives of equivalent amount in lieu of such payments.

            Each class of shares in the Fund represents an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that
(i) Class A shares bear the expense of the initial sales charge (or CDSC when applicable) and Class B and Class C shares bear the expense of the CDSC, (ii) Class B shares, Class C shares and Class R shares each bear the expense of a higher distribution services fee than that borne by Class A shares, (iii) Class B shares and Class C shares bear higher transfer agency costs than those borne by Class A and Class R shares, (iv) Class B shares are subject to a conversion feature and will convert to Class A shares under certain circumstances, and (v) each of Class A, Class B, Class C and Class R shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders, an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B shareholders because the Class B shares convert to Class A shares under certain circumstances and the Class A and Class B shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.

            The Directors of the Fund have determined that currently no conflict of interest exists between or among the classes of the Fund. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Purchase Arrangements
---------------------------------

            Classes A, B and C Shares. Class A, Class B and Class C shares have the following alternative purchase arrangements:
Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a CDSC and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for Group Retirement Plans. See "Alternative Purchase Arrangements - Group Retirement Plans" below. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and CDSC on Class B shares prior to conversion, or the accumulated distribution services fee and CDSC on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain group retirement plans) for more than $250,000 for Class B shares (see "Alternative Purchase Arrangements - Group Retirement Plans"). Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

            Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

            Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

            Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the four-year period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares.

            During the Fund's fiscal period ended November 30, 2000 and fiscal years ended November 30, 2001 and 2002, the aggregate amount of underwriting commission payable with respect to shares of the Fund was $54,182, $936,031 and $358,681, respectively. Of that amount the Principal Underwriter received the amount of $3,652, $50,789 and $19,686, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallowed to selected dealers (and was accordingly, retained by the Principal Underwriter). During the Fund's fiscal period ended in 2000, the Principal Underwriter received CDSCs of $0 on Class A shares, $884 on Class B shares and $1,934 on Class C shares. During the Fund's fiscal year ended November 30, 2001, the Principal underwriter received CDSCs of $214 on Class A shares, $80,971 on Class B shares and $10,702 on Class C shares. During the Fund's fiscal year ended November 30, 2002, the Principal underwriter received CDSCs of $2,974 on Class A shares, $358,466 on Class B shares and $16,712 on Class C shares.

            Class A Shares. The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below.

                           Sales Charge
                           ------------

                                                            Discount or
                                                            Commission
                                          As % of           to Dealers
                        As % of           the               or Agents
                        Net               Public            As % of
Amount of               Amount            Offering          Offering
Purchase                Invested          Price             Price
--------                --------          --------          ----------

Less than
   $100,000             4.44%             4.25%             4.00%
$100,000 but
    less than
    $250,000            3.36              3.25              3.00
$250,000 but
    less than
    $500,000            2.30              2.25              2.00
$500,000 but
    less than
    $1,000,000*         1.78              1.75              1.50

--------
* There is no initial sales charge on transactions of $1,000,000 or more.

            With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a CDSC equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The CDSC on Class A shares will be waived on certain redemptions, as described below under "--Class C Shares." In determining the CDSC applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the CDSC on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling Class A shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Adviser may, pursuant to the Distribution Services Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

            No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "AllianceBernstein Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC or (iii) upon the automatic conversion of Class B shares as described below under "Class B Shares-Conversion Feature." The Fund receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

            In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

            Class A shares - Sales at Net Asset Value. The Fund may sell its Class A shares at net asset value (i.e., without any initial sales charge) to certain categories of investors including:

            (i) investment management clients of the Adviser or its affiliates;

           (ii) officers and present or former Directors of the Fund or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, the Principal Underwriter, AGIS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

          (iii) the Adviser, Principal Underwriter, AGIS and their affiliates; certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AGIS and their affiliates;

           (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, pursuant to which such persons pay an asset-based fee to such broker-dealer or financial intermediary, or its affiliate or agent, for service in the nature of investment advisory or administrative services; and

            (v)      certain retirement plan accounts as
                     described under "Alternative Purchase
                     Arrangements - Group Retirement Plans."

            Class B Shares. Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

            Proceeds from the CDSC on the Class B shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the CDSC and the distribution services fee enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

            Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

            To illustrate, assume that an investor purchased 10,000 Class B shares at $10 per share (at a cost of $100,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 1,000 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 5,000 Class B shares (proceeds of $60,000), 1,000 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 4,000 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $40,000 of the $60,000 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase, as set forth below).

            The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                            Contingent Deferred Sales Charge as a
Year Since Purchase         % of Dollar Amount Subject to Charge
-------------------         ------------------------------------


First                                         4.0%
Second                                        3.0%
Third                                         2.0%
Fourth                                        1.0%
Fifth and Thereafter                          None


            In determining the CDSC applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AllianceBernstein Mutual Fund originally purchased by the shareholder.

            The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder,
(ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs -- Systematic Withdrawal Plan" below), (v) sold through programs offered by financial intermediaries and approved by ABIRM where such programs offer only shares which are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for each Fund, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares, or (vi) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan.


            Conversion Feature. Eight years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

            For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

            The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

            Class C Shares. Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

            Class C shares that are redeemed within one year of purchase will be subject to a CDSC of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. In determining the CDSC applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.

            Proceeds from the CDSC are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the CDSC and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

            The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to a systematic withdrawal plan (see "Sales Charge Reduction Programs - Systematic Withdrawal Plan" below), (v) sold through programs offered by financial intermediaries and approved by ABIRM where such programs offer only shares which are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for each Fund, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares, or (vi) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

            Class R Shares. Class R shares are offered only to group retirement plans that have plan assets of $1 million to $10 million and have plan level or omnibus accounts held on the books of the Fund. Class R shares are not available to retail non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and to AllianceBernstein sponsored retirement products. Class R shares incur a .50% distribution services fee and thus have a higher expense ratio than Class A shares and pay correspondingly lower dividends than Class A shares.

Alternative Purchase Arrangements - Group Retirement Plans
----------------------------------------------------------

            The Fund offers special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of the Fund. In order to enable participants investing through group retirement plans to purchase shares of the Fund, the maximum and minimum investment amounts may be different for shares purchased through group retirement plans from those described herein. In addition, the Class A, Class B and Class C CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the prospectus and this SAI. The Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

          Class A Shares. Class A shares are available at net asset value to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein Simple IRA plans with at least $250,000 in plan assets or 100 or more employees. If the plan terminates the Fund as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption. Class A shares are also available at NAV to group retirement plans with plan assets in excess of $10 million. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to the Fund's distribution service plan.

          Class B Shares. Class B shares are generally not available for purchase by group retirement plans. However, Class B shares may continue to be purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

          Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein Simple IRA plans with less than $250,000 in plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan assets of less than $1 million.

          Class R Shares. Class R shares are available to certain group retirement plans with plan assets of $1 million to $10 million. Such plans are not eligible to purchase Class A shares. Class R shares are not subject to front-end sales charge or CDSC but are subject to a .50% distribution fee.

Choosing A Class of Shares for Group Retirement Plans
-----------------------------------------------------

          As noted, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from the Fund's share class eligibility criteria before determining whether to invest. For example, the Fund makes its Class A shares available at NAV to group retirement plans with plan assets in excess of $10 million. In addition, under certain circumstances described above, the 1%, 1-year CDSC may be waived. Because Class A shares have lower Rule 12b-1 distribution fees than Class R shares, plans eligible for Class A shares with no CDSC should purchase Class A shares. The plan sponsor or fiduciary of plans purchasing shares through a financial intermediary that is not willing to waive advance commission payments (and therefore not eligible for the waiver of the 1%, 1-year CDSC) should weigh the lower distribution fee and the 1%, 1-year CDSC of Class A shares against the higher distribution fee and absence of a CDSC on Class R shares available from the Fund. In addition, as described above, while Class B shares are generally not available to group retirement plans, Class B shares are available for continuing contributions from plans that have already selected Class B shares as investment options under their programs prior to September 2, 2003. Plan fiduciaries should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A and Class R shares have lower expenses, and therefore higher returns, than Class B shares, before determining which class to make available to its plan participants.

Sales Charge Reduction Programs
-------------------------------

            The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, the Fund must be notified by the shareholder or his/her financial intermediary that they qualify for such a reduction. If the Fund is not notified that that a shareholder is eligible for these reductions, the Fund will be unable to ensure that the reduction is applied to the shareholder's account.

            Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of the Fund into a single "purchase". By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares". A "purchase" means a single or concurrent purchases of shares of the Fund or any other AllianceBernstein Mutual Fund by (i) an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account(s); (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

      Currently, the AllianceBernstein Mutual Funds include:

AllianceBernstein All-Asia Investment Fund, Inc.
AllianceBernstein Americas Government Income Trust, Inc.
AllianceBernstein Balanced Shares, Inc.
AllianceBernstein Blended Style Series, Inc.
  -U.S. Large Cap Portfolio
AllianceBernstein Bond Fund, Inc.
  -AllianceBernstein Corporate Bond Portfolio
  -AllianceBernstein Quality Bond Portfolio
  -AllianceBernstein U.S. Government Portfolio
AllianceBernstein Disciplined Value Fund, Inc.
AllianceBernstein Emerging Market Debt Fund, Inc.
AllianceBernstein Exchange Reserves
AllianceBernstein Global Small Cap Fund, Inc.
AllianceBernstein Global Strategic Income Trust, Inc.
AllianceBernstein Greater China '97 Fund, Inc.
AllianceBernstein Growth and Income Fund, Inc.
AllianceBernstein Health Care Fund, Inc.
AllianceBernstein High Yield Fund, Inc.
AllianceBernstein International Premier Growth Fund, Inc.
AllianceBernstein Mid-Cap Growth Fund, Inc.
AllianceBernstein Multi-Market Strategy Trust, Inc.
AllianceBernstein Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
AllianceBernstein Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
AllianceBernstein New Europe Fund, Inc.
AllianceBernstein Premier Growth Fund, Inc.
AllianceBernstein Real Estate Investment Fund, Inc.
AllianceBernstein Select Investor Series, Inc.
  -Biotechnology Portfolio
  -Premier Portfolio
  -Technology Portfolio
AllianceBernstein Small Cap Growth Fund, Inc.
AllianceBernstein Technology Fund, Inc.
AllianceBernstein Trust
  -AllianceBernstein Global Value Fund
  -AllianceBernstein International Value Fund
  -AllianceBernstein Small Cap Value Fund
  -AllianceBernstein Value Fund
AllianceBernstein Utility Income Fund, Inc.
AllianceBernstein Worldwide Privatization Fund, Inc.
The AllianceBernstein Portfolios
  -AllianceBernstein Balanced Wealth Strategy
  -AllianceBernstein Growth Fund
  -AllianceBernstein Tax-Managed Wealth Appreciation Strategy
  -AllianceBernstein Tax-Managed Wealth Preservation
   Strategy
  -AllianceBernstein Tax-Managed Balanced Wealth
   Strategy
  -AllianceBernstein Wealth Appreciation Strategy
  -AllianceBernstein Wealth Preservation Strategy
Sanford C. Bernstein Fund, Inc.
  -Intermediate Diversified Municipal Portfolio
  -Intermediate California Municipal Portfolio
  -Intermediate New York Municipal Portfolio
  -Short Duration Portfolio

            Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting AGIS at the address or the "For Literature" telephone number shown on the front cover of this SAI.

            Cumulative Quantity Discount (Right Of Accumulation). An investor's purchase of additional Class A shares of the Fund may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares". In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

           (i)     the investor's current purchase;

          (ii) the net asset value (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares of any other
                   AllianceBernstein Mutual Fund held by the investor;
                   and

          (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

            For example, if an investor owned shares of an AllianceBernstein Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

            Statement of Intention. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares" by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in shares of any AllianceBernstein Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of the Fund or any other AllianceBernstein Mutual Fund made not more than 90 days prior to the date that the investor signs a Statement of Intention, in which case the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase. However, sales charges will not be reduced for purchases made prior to the date the Statement of Intention is signed.

            Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other AllianceBernstein Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

            The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then net asset value to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

            Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of the Fund can obtain a form of Statement of Intention by contacting AGIS at the address or telephone numbers shown on the cover of this SAI.

            Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A or Class B shares may reinvest all or any portion of the proceeds from that redemption in Class A shares of the Fund at net asset value without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date, and
(ii) for Class B shares, a CDSC has been paid and the Principal Underwriter has approved, at its discretion, the reinstatement of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this SAI.

Dividend Reinvestment Program
-----------------------------

            Shareholders may elect to have all income and capital gains distributions from their account be paid to them in the form of additional shares of the same class of the Fund pursuant to the Fund's Dividend Reinvestment Program. No initial sales charge or CDSC will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Subscription Application. Current shareholders should contact AGIS to participate in the Dividend Reinvestment Program.

            In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

Dividend Direction Plan
-----------------------

            A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid by one AllianceBernstein Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application. Current shareholders should contact AGIS to establish a dividend direction plan.

Systematic Withdrawal Plan
--------------------------

            General. Any shareholder who owns or purchases shares of the Fund having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

            Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class B and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

            Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

            Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application, while current Fund shareholders desiring to do so can obtain an application form by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

            CDSC Waiver for Class B Shares and Class C Shares.
Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any CDSC.

            Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest during the time that they are subject to the sales charge will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

            With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

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               REDEMPTION AND REPURCHASE OF SHARES

-----------------------------------------------------------------

            The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares -- How to Sell Shares." The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. In such cases, orders will receive the net asset value next computed after such order is properly received by the authorized broker or designee and accepted by the Fund.

Redemption
----------

            Subject only to the limitations described below, the Fund's Articles of Incorporation require that the Fund redeem the shares tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

            The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

            Payment of the redemption price normally will be made in cash. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

            To redeem shares of the Fund for which no stock certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

            To redeem shares of the Fund represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

            Telephone Redemption By Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer (of shares for which no stock certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Subscription Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from AGIS. A telephone redemption request by electronic funds transfer may not exceed $100,000 (except for certain omnibus accounts), and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

            Telephone Redemption By Check. Each Fund shareholder is eligible to request redemption by check of Fund shares for which no stock certificates have been issued by telephone at
(800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to AGIS, or by checking the appropriate box on the Subscription Application.

            Telephone Redemptions - General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund nor the Adviser, the Principal Underwriter or AGIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

Repurchase
----------

            The Fund may repurchase shares through the Principal Underwriter or financial intermediaries. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Fund are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General
-------

            The Fund reserves the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

-----------------------------------------------------------------

                       SHAREHOLDER SERVICES

-----------------------------------------------------------------

            The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares." The shareholder services set forth below are applicable to all classes of shares unless otherwise indicated.

Automatic Investment Program
----------------------------

            Investors may purchase shares of the Fund through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $50,000 for the initial purchase) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application. Current shareholders should contact AGIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

Exchange Privilege
------------------

            You may exchange your investment in the Fund for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) if the other AllianceBernstein Mutual Fund in which you wish to invest offers shares of the same class. Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AGIS by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

            Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AllianceBernstein Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

            Please read carefully the prospectus of the AllianceBernstein Mutual Fund into which you are exchanging before submitting the request. Call AGIS at (800) 221-5672 to exchange uncertificated shares. Exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted or terminated on 60 days' written notice.

            All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's Prospectus or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

            Each Fund shareholder, and the shareholder's selected dealer, agent or financial representative, as applicable, are authorized to make telephone requests for exchanges unless AGIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

            Eligible shareholders desiring to make an exchange should telephone AGIS with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI.

            A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto.

            None of the AllianceBernstein Mutual Funds, the Adviser, the Principal Underwriter or AGIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representatives, as applicable, may charge a commission for handling telephone requests for exchanges.

            The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Fund being acquired may be legally sold. Each AllianceBernstein Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to modify, restrict or terminate the exchange privilege.

Statements and Reports
----------------------

            Each shareholder of the Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent auditors, Ernst & Young LLP, as well as a confirmation of each purchase and redemption. By contacting his or her broker or AGIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

-----------------------------------------------------------------

                         NET ASSET VALUE

-----------------------------------------------------------------

            The per share net asset value is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's per share net asset value is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

            In accordance with applicable rules under the 1940 Act and the Fund's pricing policies and procedures adopted by the Board of Directors (the "Pricing Policies"), portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to the Adviser, subject to the Board's continuing oversight, certain of its duties with respect to the Pricing Policies.

            With respect to securities for which market quotations are readily available, the market value of a security will be determined as follows:

          (a) securities listed on the Exchange or on a foreign securities exchange are valued at the last sale price reflected on the consolidated tape at the close of the Exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors;

          (b) securities not listed on the Exchange or on a foreign securities exchange but listed on other national securities exchanges are valued in accordance with paragraph (a) above, and securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price;

          (c) securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges, are valued in accordance with paragraph (a) above by reference to the principal exchange on which the securities are traded;

          (d) listed put or call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

          (e) open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used;

          (f) securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources;

          (g) U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case it is determined, in accordance with procedures established by the Board of Directors, that this method does not represent fair value);

          (h) fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. For securities where the Adviser has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker/dealer in such security;

          (i) mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities when such prices are believed to reflect the fair market value of such securities. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security;

          (j) OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security; and

          (k) All other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by the Board of Directors.

            With respect to securities for which market quotations are not readily available, the security will be valued at fair value in accordance with policies and procedures adopted by the Board of Directors.

            Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally completed well before the close of business of each Fund business day. In addition, trading in foreign markets may not take place on all Fund business days. Furthermore, trading may take place in various foreign markets on days that are not Fund business days. The Fund's calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless it is believed that these prices do not reflect current market value, in which case the securities will be valued in good faith by, or in accordance with procedures established by, the Board of Directors at fair value.

            The Fund may suspend the determination of its net asset value (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

            For purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

            The assets attributable to the Class A shares, Class B shares, Class C shares and Advisor Class shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

-----------------------------------------------------------------

                DIVIDENDS, DISTRIBUTIONS AND TAXES

-----------------------------------------------------------------

            Dividends paid by the Fund, if any, with respect to Class A, Class B, Class C and Class R shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services applicable to Class B and C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.

United States Federal Income Taxation
Of Dividends and Distributions
------------------------------

            General. The Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currency, or certain other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currency; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government Securities, securities of other regulated investment companies and other securities with respect to which the Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies).

            If the Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its investment company taxable income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss), it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

            The Fund will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to the shareholders equal to at least the sum of (i) 98% of its ordinary income for that year; (ii) 98% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of that year; and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during that year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund by year-end. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December of a given year but actually paid during the immediately following January will be treated as if paid by the Fund on December 31 of that calendar year, and will be taxable to these shareholders for the year declared, and not for the year in which the shareholders actually receive the dividend.

            The Fund intends to make timely distributions of the Fund's taxable income (including any net capital gain) so that the Fund will not be subject to federal income or excise taxes. However, exchange control or other regulations on the repatriation of investment income, capital or the proceeds of securities sales, if any exist or are enacted in the future, may limit the Fund's ability to make distributions sufficient in amount to avoid being subject to one or both of such federal taxes.

            Dividends and Distributions. Dividends of the Fund's net ordinary income and distributions of any net realized short-term capital gain will be taxable to shareholders as ordinary income. In the case of corporate shareholders, such dividends may be eligible for the dividends-received deduction, except that the amount eligible for the deduction is limited to the amount of qualifying dividends received by the Fund. A corporation's dividends-received deduction will be disallowed unless the corporation holds shares in the Fund at least 46 days during the 90-day period beginning 45 days before the ex-dividend date. In determining the holding period of such shares for this purpose, any period during which the corporation's risk of loss is offset by means of options, short sales or similar transactions is not counted. Furthermore, the dividends-received deduction will be disallowed to the extent a corporation's investment in shares of the Fund is financed with indebtedness.

            Under the provisions of recently enacted tax legislation, the maximum long term capital gain rate has been reduced from 20% to 15%, and some or all of the distributions from a mutual fund may be treated as "qualified dividend income," taxable to individuals at the reduced maximum rate of 15% (5% for individuals in lower tax brackets), provided that both the Fund and the individual satisfy certain holding period and other requirements. A distribution from the Fund is treated as qualified dividend income to the extent that it is comprised of dividend income received by the Fund from taxable domestic corporations and certain qualified foreign corporations, and provided that the Fund meets certain holding period and other requirements with respect to the security paying the dividend. In addition, the individual must meet certain holding period requirements with respect to the shares of the Fund in order to take advantage of the 15% tax rate. To the extent distributions from the Fund are attributable to other sources, such as taxable interest, most distributions from real estate investment trusts, or short-term capital gains, the dividends will not be eligible for the lower rates. The Fund will notify you as to how much of the Fund's distributions, if any, would qualify for the reduced tax rate, assuming that you also satisfy the holding period requirements.

            Distributions of net capital gain will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held shares in the Fund. Distributions of net capital gain are not eligible for the dividends-received deduction referred to above.

            Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Fund.

            After the end of the calendar year, the Fund will notify shareholders of the federal income tax status of any distributions made by the Fund to shareholders during such year.

            A dividend or capital gains distribution with respect to shares of the Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement account or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

            It is the present policy of the Fund to distribute to shareholders all net investment income and to distribute realized capital gains, if any, annually. There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends. The amount of any dividend or distribution paid on shares of the Fund must necessarily depend upon the realization of income and capital gains from the Fund's investments.

            Sales and Redemptions. Any gain or loss arising from a sale or redemption of Fund shares generally will be capital gain or loss except in the case of dealers or certain financial institutions. Such gain or loss will be long-term capital gain or loss if such shareholder has held such shares for more than one year at the time of the sale or redemption; and otherwise short-term capital gain or loss. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

            Any loss realized by a shareholder on a sale or exchange of shares of the Fund will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a replacement if made within the period. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

            Foreign Taxes. Income received by the Fund may also be subject to foreign income taxes, including withholding taxes. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known.

            Backup Withholding. The Fund may be required to withhold federal income tax at the rate of 28% of all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's federal income tax liability or refunded.

United States Federal Income Taxation of the Fund
-------------------------------------------------

            The following discussion relates to certain significant United States federal income tax consequences to the Fund with respect to the determination of its "investment company income" each year. This discussion assumes that the Fund will be taxed as a regulated investment company for each of its taxable years.

            Currency Fluctuations - "Section 988" Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency, which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends the Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his Fund shares. If such distributions exceed such shareholder's basis, such excess will be treated as a gain from the sale of shares.

            Futures and Forward Contracts. Certain options, regulated futures contracts, and forward foreign currency contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Fund on section 1256 contracts other than forward foreign currency contracts will be considered 60% long-term and 40% short-term capital gain or loss. Gain or loss realized by the Fund on forward foreign currency contracts generally will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, as described above. The Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

            The Treasury Department has the authority to issue regulations that would permit or require the Fund either to integrate a foreign currency hedging transaction with the investment that is hedged and treat the two as a single transaction, or otherwise to treat the hedging transaction in a manner that is consistent with the hedged investment. The regulations issued under this authority generally should not apply to the type of hedging transactions in which the Fund intends to engage.

            Tax Straddles. Any futures contract, forward foreign currency contract, or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. The Treasury Department is authorized to issue regulations providing for the proper treatment of a mixed straddle where at least one position is ordinary and at least one position is capital. No such regulations have yet been issued. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund all of the offsetting positions of which consist of section 1256 contracts.

Taxation of Foreign Stockholders
--------------------------------

            The foregoing discussion relates only to United States federal income tax law as it affects shareholders who are United States citizens or residents or United States corporations. The effects of federal income tax law on shareholders who are non- resident alien individuals or foreign corporations may be substantially different. Foreign investors should therefore consult their counsel for further information as to the United States tax consequences of receipt of income from the Fund.

Other Taxation
--------------

            The Fund may be subject to other state and local taxes.

-----------------------------------------------------------------

                      PORTFOLIO TRANSACTIONS

-----------------------------------------------------------------

            The management of the Fund has the responsibility for allocating its brokerage orders and may direct orders to any broker. It is the Fund's general policy to seek favorable net prices and prompt reliable execution in connection with the purchase or sale of all portfolio securities. In the purchase and sale of over-the-counter securities, it is the Fund's policy to use the primary market makers except when a better price can be obtained by using a broker. The Board of Directors has approved, as in the best interests of the Fund and the shareholders, a policy of considering, among other factors, sales of the Fund's shares as a factor in the selection of broker-dealers to execute portfolio transactions, subject to best execution. The Adviser is authorized under the Advisory Agreement to place brokerage business with such brokers and dealers. The use of brokers who supply supplemental research and analysis and other services may result in the payment of higher commissions than those available from other brokers and dealers who provide only the execution of portfolio transactions. In addition, the supplemental research and analysis and other services that may be obtained from brokers and dealers through which brokerage transactions are effected may be useful to the Adviser in connection with advisory clients other than the Fund.

            Investment decisions for the Fund are made independently from those for other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of the Fund and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed by the same adviser, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund.

            Allocations are made by the officers of the Fund or of the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the order department of the Adviser.

            The extent to which commissions that will be charged by broker-dealers selected by the Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Fund; but, on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Fund. Consistent with the Conduct Rules of the NASD, and subject to seeking best execution, the Fund may consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers to execute portfolio transactions for the Fund.

            The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with Sanford C. Bernstein & Co., LLC ("SCB & Co."), an affiliate of the Adviser. In such instances, the placement of orders with such brokers would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. is an affiliate of the Adviser. With respect to orders placed with SCB & Co. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

            Some of the Fund's portfolio transactions in equity securities may occur on foreign stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. On many foreign stock exchanges these commissions are fixed. Securities traded in foreign over-the-counter markets (including most fixed-income securities) are purchased from and sold to dealers acting as principal. Over-the-counter transactions generally do not involve the payment of a stated commission, but the price usually includes an undisclosed commission or markup. The prices of underwritten offerings, however, generally include a stated underwriter's discount. The Adviser expects to effect the bulk of its transactions in securities of companies based in foreign countries through brokers, dealers or underwriters located in such countries. U.S. Government or other U.S. securities constituting permissible investments will be purchased and sold through U.S. brokers, dealers or underwriters.

            During the fiscal period ended November 30, 2000 and the fiscal years ended November 30, 2001 and 2002, the Fund incurred brokerage commissions amounting in the aggregate to $77,787, $1,059,794 and $2,308,656, respectively. During the fiscal period ended November 30, 2000 and the fiscal years ended November 30, 2001 and 2002, brokerage commissions amounting in the aggregate to $0, $2,500 and $176,453, respectively, were paid to SCB & Co. During the fiscal year ended November 30, 2002, the brokerage commissions paid to SCB & Co. constituted 7.64% of the Fund's aggregate brokerage commissions. During the fiscal year ended November 30, 2002, of the Fund's aggregate dollar amount of brokerage transactions involving the payment of commissions, 6.72% were effected through SCB & Co. During the fiscal year ended November 30, 2002, transactions in portfolio securities of the Fund aggregating $1,054,829,613 with associated brokerage commissions of approximately $1,238,151 were allocated to persons or firms supplying research services to the Fund or the Adviser.

-----------------------------------------------------------------

                       GENERAL INFORMATION

-----------------------------------------------------------------

Capitalization
--------------

            The authorized capital stock of the Fund currently consists of 3,000,000,000 shares of Class A Common Stock, 3,000,000,000 shares of Class B Common Stock, 3,000,000,000 shares of Class C Common Stock, 3,000,000,000 shares of Advisor Class Common Stock, and 3,000,000,000 shares of Class R Common Stock, each having a par value of $.001 per share. (The Fund is not currently offering shares of Advisor Class Common Stock.) All shares of the Fund, when issued, are fully paid and non-assessable. The Directors are authorized to reclassify any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the law of the State of Maryland. If shares of another series were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series on matters, such as the election of Directors, that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Investment Advisory Contract and changes in investment policy, shares of each portfolio would vote as a separate series. Procedures for calling a shareholders' meeting for the removal of Directors of the Fund, similar to those set forth in Section 16(c) of the 1940 Act will be available to shareholders of the Fund. The rights of the holders of shares of a series may not be modified except by the vote of a majority of the outstanding shares of such series.

            It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

            A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the class of the Fund represented by the redeemed shares less any applicable CDSC. The Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Fund, and additional classes of shares within the Fund. If an additional portfolio or class were established in the Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Each class of shares of the Fund represents an interest in the same portfolio of investments, and has the same rights and is identical in all respects, except that each of Class A, Class B and Class C shares of the Fund bears its own distribution expenses and Class B shares convert to Class A shares under certain circumstances. Each class of shares of the Fund votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of the Fund, are entitled to receive the net assets of the Fund.

            As of March 7, 2003 there were 6,456,856 Class A shares, 10,243,345 Class B shares and 3,514,984 Class C shares outstanding. To the knowledge of the Fund, the following persons owned of record or beneficially 5% or more of a class of outstanding shares of the Fund as of March 7, 2003:

                                          No. of % of
Name and Address                          Shares               Class

Class A

MLPF&S
For the Sole Benefit of
Its Customers
Attn:  Fund Administration (97209)
4800 Deer Lake Dr East, 2nd Floor
Jacksonville, FL 32246-6484               408,825              6.33%

Class B

MLPF&S
For the Sole Benefit of
Its Customers
Attn:  Fund Administration (97209)
4800 Deer Lake Dr East, 2nd Floor
Jacksonville, FL 32246-6484              1,610,355            15.73%

Class C

MLPF&S
For the Sole Benefit of
Its Customers
Attn:  Fund Administration (97209)
4800 Deer Lake Dr East, 2nd Floor
Jacksonville, FL 32246-6484                 792,901           22.56%

Salomon Smith Barney
House Account
Attn. Cindy Tempesta
333 W 34th Street; Fl. 3
New York, NY  10001-2483                    270,016            7.68%

Custodian
---------

            State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, will act as the Fund's custodian for the assets of the Fund but will play no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, State Street may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

Principal Underwriter
---------------------

            AllianceBernstein Investment Research and Management, Inc., 1345 Avenue of the Americas, New York, New York 10105, serves as the Fund's Principal Underwriter, and as such may solicit orders from the public to purchase shares of the Fund. Under the Agreement, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel
-------

            Legal matters in connection with the issuance of the common stock offered hereby are passed upon by Seward & Kissel
LLP, New York, New York.

Independent Auditors
--------------------

            Ernst & Young LLP, 5 Times Square, New York, New
York, 10036, has been appointed as independent auditors for the Fund.

Performance Information
-----------------------

            From time to time the Fund advertises its "average annual total return", "average annual total return (after taxes on distributions)" and "average annual total return (after taxes on distributions and redemptions)" (referred to below as "total return" and "after-tax returns"). Computed separately for each class, the Fund's total return and after-tax returns are the average annual compounded rate of return for its most recently completed one, five and ten-year periods (or the period since the Fund's inception). Total return and after-tax returns are computed by finding, through the use of formulae prescribed by the Commission, the rate of return over the periods that would equate an assumed initial amount invested to the value of the investment at the end of the period. For the purposes of computing total return and after-tax returns, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid. After-tax returns are an estimate that is based on the highest historical individual federal marginal income tax rates and do not reflect the effect of state and local taxes.

            Since different classes may have first been sold on different dates ("Actual Inception Dates"), in some cases this can result in return information being presented for a class for periods prior to its Actual Inception Date. Where return information is presented for periods prior to the Actual Inception Date of a Class (a "Younger Class"), such information is calculated by using the historical performance of the class with the earliest Actual Inception Date (the "Oldest Class"). For this purpose, the Fund calculates the difference in total annual fund operating expenses (as a percentage of average net assets) between the Younger Class and the Oldest Class, divides the difference by 12, and subtracts the result from the monthly performance at net asset value (including reinvestment of all dividends and distributions) of the Oldest Class for each month prior to the Younger Class's Actual Inception Date for which performance information is to be shown. The resulting "pro forma" monthly performance information is used to calculate the Younger Class's average annual returns for these periods. Any conversion feature applicable to the Younger Class is assumed to occur in accordance with the Actual Inception Date for that class, not its hypothetical inception date.

            Returns shown in the table, for the one-, five- and ten-year periods ended November 30, 2002 (or since inception through that date, as noted), reflect imposition of the maximum front-end sales charges or CDSCs as well as conversion of Class B shares to Class A shares after the applicable period.

                                 Year       Five Years   Ten Years
                                 ended      ended        ended
                                 11/31/02   11/30/02     11/30/02*
                                 --------   --------     ---------
Class A  Return Before Taxes     (20.63)%   1.55%        N/A
         Return After Taxes on
         Distributions           (20.63)%   1.46%        N/A
         Return After Taxes on
         Distributions and Sale
         of Fund Shares          (12.67)%   1.20%        N/A
Class B  Return Before Taxes     (21.00)%   1.71%        N/A
Class C  Return Before Taxes     (18.55)%   2.34%        N/A

*Inception Dates:  Class A - December 22, 1999
                   Class B - December 22, 1999
                   Class C - December 22, 1999

            The Fund's returns are not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio and its expenses. Total return and after-tax return information is useful in reviewing the Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

            Advertisements quoting performance ratings and rankings of the Fund as measured by financial publications or by independent organizations such as Lipper, Inc., and Morningstar, Inc., advertisements comparing the performance of the Fund against various indices or other investments and advertisements presenting the historical record of payments of income dividends or capital gains by the Fund may also from time to time be sent to investors or placed in newspapers, magazines such as Barron's, Business Week, Changing Times, Forbes, Investor's Daily, Money Magazine, The New York Times and The Wall Street Journal or other media on behalf of the Fund. The Fund's annual report contains additional performance information and is available to shareholders upon request and without charge.

Additional Information
----------------------

            Any shareholder inquiries may be directed to the shareholder's broker or to Alliance Global Investor Services, Inc. at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

-----------------------------------------------------------------

                     FINANCIAL STATEMENTS AND
                  REPORT OF INDEPENDENT AUDITORS

-----------------------------------------------------------------

            The financial statements of AllianceBernstein Disciplined Value Fund, Inc. and the report of Ernst & Young LLP, independent auditors, are incorporated herein by reference to its annual report filing made with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. The annual report is dated November 30, 2002 and it was filed on February 5, 2003. It is available without charge upon request by calling AGIS at (800) 227-4618.

-----------------------------------------------------------------

                           APPENDIX A:
                 FUTURES CONTRACTS AND OPTIONS ON
             FUTURES CONTRACTS AND FOREIGN CURRENCIES

-----------------------------------------------------------------


FUTURES CONTRACTS

            The Fund may enter into contracts for the purchase or sale for future delivery of securities or foreign currencies, or contracts based on financial indices. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

            At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1 1/2%-5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

            At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

            Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

            The purpose of the acquisition or sale of a futures contract may be to attempt to protect the Fund from fluctuations in foreign exchange rates without actually buying or selling foreign currencies. For example, if an exchange rate were expected to decrease, thereby making a foreign currency less expensive, the Fund might enter into futures contracts for the sale of the currency. Such a sale would have much the same effect as selling an equivalent value of the currency. If exchange rates did decrease, the value of the securities denominated in the particular currency in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

            The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

            By establishing an appropriate "short" position in index futures, the Fund may seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, the Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities, are acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

            In addition, futures contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, if the Adviser's investment judgment about the general direction of exchange rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of a change in exchange rates which would adversely affect the values of securities held in its portfolio and exchange rates instead move in the opposite direction, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

OPTIONS ON FUTURES CONTRACTS

            The Fund intends to purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to increasing exchange rates.

            The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities. The Fund will not write "uncovered" options on futures contracts.

            The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may purchase a put option on a futures contract to hedge the Fund against the risk of rising interest rates.

            Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price which will presumably be higher than the current market price of the contract in the futures market. When the holder of an option exercises it and assumes a long futures position, in the case of call, or a short futures position in the case of a put, its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its futures margin account and must be immediately paid by the writer. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

            Options on futures contracts can be used by a Fund to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts. If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. Purchases of options on futures contracts may present less risk in hedging than the purchase and sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs.

            If the Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for the Fund. If the option is exercised, the Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which will offset any favorable changes in the value of its portfolio securities or, in the case of a put, lower prices of securities it intends to acquire.

            While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, the Fund's ability to establish and close out options positions at fairly established prices will be subject to the existence of a liquid market. The Fund will not purchase or write options on futures contracts unless, in the Adviser's opinion, the market for such options has sufficient liquidity that the risks associated with such options transactions are not at unacceptable levels.

OPTIONS ON FOREIGN CURRENCIES

            The Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

            Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

            The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

            Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

            The Fund will write options on foreign currencies only if they are covered. A put option on a foreign currency written by the Fund will be considered "covered" if, so long as the Fund is obligated as the writer of the put, it segregates with the Fund's custodian liquid assets equal at all times to the aggregate exercise price of the put. A call option on a foreign currency written by the Fund will be considered "covered" only if the Fund owns short term debt securities with a value equal to the face amount of the option contract and denominated in the currency upon which the call is written.

ADDITIONAL RISKS OF OPTIONS ON FUTURES CONTRACTS,
FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

            Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Commission. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to Commission regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

            Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Commission, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

            The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

            In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different requirements than in the United States, and (v) lesser trading volume.

-----------------------------------------------------------------

                           APPENDIX B:
               Statement of Policies and Procedures
                        for Voting Proxies

-----------------------------------------------------------------

Introduction
------------

            As a registered investment adviser, Alliance Capital
Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner and make voting decisions that are in the best interests of our clients.

            This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement is applicable to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and global securities.

Proxy Policies
--------------

            This statement is designed to be responsive to the wide range of subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services are disproportionate to the total audit fees paid by the company or there are other reasons to question the independence of the company's auditors.

Changes in Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Corporate Governance: Alliance Capital recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. For example, we will vote for proposals providing for equal access to proxies, a majority of independent directors on key committees, and separating the positions of chairman and chief executive officer.

Anti-Takeover Measures: Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages triggered by a change in control to a shareholder vote and proposals that seek additional disclosure of executive compensation. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Proxy Voting Committees
-----------------------

            Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review new types of corporate governance issues, evaluate proposals not covered by these policies and recommend how we should generally vote on such issues. In addition, the committees, in conjunction with the analyst that covers the company, contact management and interested shareholder groups as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Corporate Legal Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to guidelines, industry trends and review the policies contained in this statement from time to time.

Conflicts of Interest
---------------------

            Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, whose retirement plan we administer, or with whom we have another business or personal relationship that may affect how we vote on the issuer's proxy. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a conflict of interests, including: (i) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of and any contact that they have had with any interested party regarding a proxy vote; (ii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iii) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients' best interests. For example, if our proposed vote is consistent with our stated proxy voting policy, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy but is also contrary to management's recommendation, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation, and is also consistent with the views of an independent source, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation and is contrary to the views of an independent source, the proposal is reviewed by the appropriate proxy committee for final determination.

Proxies of Certain Non-US Issuers
---------------------------------

            Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Alliance Capital may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.

Proxy Voting Records
--------------------

            Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Assistant General Counsel, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.

--------------------------------------------------------------------------------

                           Appendix C:
                       Commission Schedule

--------------------------------------------------------------------------------

         AllianceBernstein Equity and Fixed-Income Funds

                                                                 Annual Trail(1)
Share Class          Purchase Amount       Charges  Concessions (paid quarterly)
-----------          ---------------       -------  ----------- ----------------

Class A Shares       $0 to $99,999(2)       4.25%      4.00%         0.25%

                     $100,000 to $249,999   3.25%      3.00%         0.25%

                     $250,000 to $499,999   2.25%      2.00%         0.25%

                     $500,000 to $999,999   1.75%      1.50%         0.25%

                     $1,000,000 or more(3)  0.00%     tiered(4)      0.25%

Class B Shares,
Equity Funds,
AllianceBernstein
Global Strategic
Income Trust and
AllianceBernstein
High Yield Fund      $0 to $250,000(2, 5)   0.00%      4.00%         0.25%

Class B Shares,
Fixed-Income Funds   $0 to $250,000(2, 5)   0.00%      3.00%         0.25%

Class C Shares       $0 to $1,000,000(2)    0.00%      1.00%         1.00%

Class R Shares               Any(6)         0.00%      0.00%         0.50%

                       AllianceBernstein Exchange Reserves

                                                                 Annual Trail(7)
Share Class            Purchase Amount     Charges  Concessions (paid quarterly)
-----------            ---------------     -------  ----------- ----------------

  Class A Shares             any             None       None          0.25%

  Class B Shares     $0 to $250,000          None       4.00%         0.00%

  Class C Shares     $0 to $1,000,000        None       1.00%         0.25%

                                  CDSC Schedule

                           Class B Shares(5)                  Class C Shares
                   Equity(8) &                               Equity, Exchange
Years Owned     Exchange Reserves    Fixed-Income(7, 8)  Reserves & Fixed-Income
-----------     -----------------    ------------------  -----------------------

  Year 1              4.00%               3.00%                 1.00%
  Year 2              3.00%               2.00%                 0.00%
  Year 3              2.00%               1.00%                 0.00%
  Year 4              1.00%               0.00%                 0.00%
  Year 5              0.00%               0.00%                 0.00%

----------

(1) For purchases under $1 million, the .25% trail is effective immediately, payable quarterly. For purchases of $1 million or more on Class A shares, a 1% CDSC will apply for the first year. The .25% annual trail, payable quarterly, will begin in the 13th month. Class C shares 1% annual trail begins in the 13th month. Class R shares .50% trail is effective immediately.

(2) The minimum initial investment amount is $1,000 and the minimum subsequent investment amount is $50.

(3) Class A shares that are received in exchange for AllianceBernstein Fund Class A shares that were not subject to an initial sales charge when originally purchased because the amount purchase was $1,000,000 or more are also subject to a 1% deferred sales charge on redemptions within one year of purchase.

(4) Concessions for purchases of $1 million or more: 1.00% on amounts over $1,000,000 but less than $3,000,000 plus .75% on amounts over $3,000,000 but less than $5,000,000 plus
     .50% on amounts over $5,000,000.

(5)  Class B Shares for fixed-income funds, except
     AllianceBernstein Global Strategic Income Trust and
     AllianceBernstein High Yield Fund, convert to Class A shares after 6 years. Class B Shares for equity funds and AllianceBernstein Global Strategic Income Trust,
     AllianceBernstein High Yield Fund and AllianceBernstein
     Exchange Reserves convert to Class A shares after 8 years.

(6) Class R shares are available only to group retirement plans with plan level assets of at least $1 million but no more than $10 million.

(7) For Class A and B shares of AllianceBernstein Exchange reserves, the .25% trail is effective immediately. For Class C shares the, .25% trail begins in the 13th month. All trail payments on Class B shares of AllianceBernstein Exchange Reserves, normally .25%, have been indefinitely suspended. In addition, trail payments to accounts that have been identified as engaging in a market timing strategy have also been indefinitely suspended.

(8)  For AllianceBernstein Global Strategic Income Trust and
     AllianceBernstein High Yield Fund, the Equity fund CDSC applies.

                              PART C

                        OTHER INFORMATION

ITEM 23.

      Exhibits
      --------

      (a)   (1)   Articles of Incorporation - Incorporated by
                  reference to Exhibit (a) to the Registrant's
                  Registration Statement on Form N-1A (File Nos.
                  333-90261 and 811-09687) filed with the
                  Securities and Exchange Commission on November
                  3, 1999.

            (2)   Articles of Amendment to Articles of
                  Incorporation of the Registrant dated February 12, 2001 and filed on February 13, 2001 - Incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-90261 and 811-09687) filed with the Securities and Exchange Commission on April 1, 2002.

            (3)   Articles Supplementary to Articles of
                  Incorporation of the Registrant dated July 31, 2003 and filed on August 1, 2003 - Incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-90261 and 811-09687) filed with the Securities and Exchange Commission on August 7, 2003.

      (b) By-Laws of the Registrant - Incorporated by reference to Exhibit (b) to the Registrant's Registration Statement on Form N-1A (File Nos. 333-90261 and 811-09687) filed with the Securities and Exchange Commission on November 3, 1999.

      (c)   Not applicable.

      (d) Advisory Agreement between the Registrant and Alliance Capital Management L.P. - Incorporated by reference to Exhibit (d) to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-90261 and 811-09687) filed with the Securities and Exchange Commission on December 16, 1999.

      (e)   (1)   Distribution Services Agreement between the
                  Registrant and AllianceBernstein Investment
                  Research and Management, Inc. (formerly known as Alliance Fund Distributors, Inc.) -
                  Incorporated by reference to Exhibit (e)(1) to Pre-Effective Amendment No. 2 to the
                  Registrant's Registration Statement on Form
                  N-1A (File Nos. 333-90261 and 811-09687) filed
                  with the Securities and Exchange Commission on December 16, 1999.

             (2)  Form of Amendment to the Distribution Services
                  Agreement between the Registrant and
                  AllianceBernstein Investment Research
                  Management, Inc. (formerly known as Alliance
                  Fund Distributors, Inc.) - Filed herewith.

             (3) Form of Selected Dealer Agreement between AllianceBernstein Investment Research and Management, Inc. (formerly known as Alliance Fund Distributors, Inc.) and selected dealers offering shares of Registrant - Incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 5 of the Registrant's Registration Statement on Form N-1A (File Nos. 333-90261 and 811-09687) filed with the
                  Securities and Exchange Commission on March 26,
                  2003.

            (4) Form of Selected Agent Agreement between AllianceBernstein Investment Research and Management, Inc. (formerly known as Alliance Fund Distributors, Inc.) and selected agents making available shares of Registrant - Incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 5 of the Registrant's Registration Statement on Form N-1A (File Nos. 333-90261 and 811-09687) filed with the Securities and Exchange Commission on March 26, 2003.

      (f)   Not applicable.

      (g) Custodian Contract - Incorporated by reference to Exhibit (g) to Post-Effective Amendment No. 1 of the Registrant's Registration Statement on Form N-1A (File Nos. 333-90261 and 811-09687) filed with the Securities and Exchange Commission on December 27, 1999.

      (h)   (1)   Transfer Agency Agreement between the
                  Registrant and Alliance Global Investor
                  Services, Inc. - Incorporated by reference to
                  Exhibit (h)(1) to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-90261 and 811-09687)
                  filed with the Securities and Exchange
                  Commission on December 16, 1999.

            (2) Expense Limitation Agreement between the Registrant and Alliance Capital Management L.P.
                  - Incorporated by reference to Exhibit (h)(2) to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-90261 and 811-09687) filed with the Securities and Exchange Commission on December 16, 1999.

            (3) Form of Expense Limitation Undertaking by Alliance Capital Management L.P. - Filed herewith.

      (i)   (1)   Opinion and Consent of Seward & Kissel LLP with
                  respect to Class A, Class B, Class C and
                  Advisor Class shares - Incorporated by
                  reference to Exhibit (i) to Post-Effective
                  Amendment No. 5 of the Registrant's
                  Registration Statement on Form N-1A (File Nos.
                  333-90261 and 811-09687) filed with the
                  Securities and Exchange Commission on March 26,
                  2003.

            (2) Opinion and Consent of Seward & Kissel LLP with respect to Class R shares - Filed herewith.

      (j)   Consent of Independent Accountants - Filed herewith.

      (k)   Not applicable.

      (l) Investment representation letter of Alliance Capital Management L.P. - Incorporated by reference to Exhibit (l) to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-90261 and 811-09687) filed with the Securities and Exchange Commission on December 16, 1999.

      (m)   Rule 12b-1 Plan - See Exhibit (e)(1).

      (n) Form of Amended and Restated Rule 18f-3 Plan - Filed herewith.

      (p)   (1)   Code of Ethics for the Fund - Incorporated by
                  reference to Exhibit (p)(1) to Post-Effective
                  Amendment No. 74 of the Registration Statement on Form N-1A of AllianceBernstein Bond Fund,
                  Inc. (File Nos. 2-48227 and 811-2383) filed
                  with the Securities and Exchange Commission on October 6, 2000, which is substantially identical in all material respects except as to the party which is the Registrant.

            (2) Code of Ethics for Alliance Capital Management L.P. and AllianceBernstein Investment Research and Management, Inc. (formerly known as Alliance Fund Distributors, Inc.) - Incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 31 of the Registration Statement on Form N-1A of AllianceBernstein Variable Products Series Fund, Inc. (File Nos. 33-18647 and 811-5398)
                  filed with the Securities and Exchange
                  Commission on April 26, 2001.

            Other Exhibits:
            Powers of Attorney for Ruth S. Block, John D. Carifa, David H. Dievler, John H. Dobkin, William H. Foulk, Jr., Clifford Michel and Donald J. Robinson - Incorporated by reference to Other Exhibits to Post-Effective Amendment No. 4 of the Registrant's Registration Statement on Form N-1A (File Nos. 333-90261 and 811-09687) filed with the Securities and Exchange Commission on April 1, 2002.

ITEM 24.    Persons Controlled by or under Common Control with
Registrant.

            None.

ITEM 25.    Indemnification.

            It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland, which is incorporated by reference herein, and as set forth in Article EIGHTH of Registrant's Articles of Incorporation, filed as Exhibit (a) hereto, Article VII and Article VIII of Registrant's By-Laws, filed as Exhibit (b) hereto, and Section 10 of the proposed Distribution Services Agreement, filed as Exhibit
            (e)(1) hereto. The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the proposed Advisory Agreement, filed as Exhibit (d) hereto.

            Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

            In accordance with Release No. IC-11330 (September 2,
            1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party directors"), or
            (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

            The Registrant participates in a joint
            trustees/directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by Alliance Capital Management L.P. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.

ITEM 26.    Business and Other Connections of Adviser.

            The descriptions of Alliance Capital Management L.P. under the captions "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

            The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

ITEM 27.    Principal Underwriters.

            (a) AllianceBernstein Investment Research and Management, Inc., the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. AllianceBernstein Investment Research and Management, Inc. acts as Principal Underwriter or Distributor for the following investment companies:

            AllianceBernstein All-Asia Investment Fund, Inc. AllianceBernstein Americas Government Income Trust,
               Inc.
            AllianceBernstein Balanced Shares, Inc.
            AllianceBernstein Blended Style Series, Inc.
            AllianceBernstein Bond Fund, Inc.
            AllianceBernstein Capital Reserves
            AllianceBernstein Disciplined Value Fund, Inc. AllianceBernstein Emerging Market Debt Fund, Inc. AllianceBernstein Exchange Reserves
            AllianceBernstein Global Small Cap Fund, Inc. AllianceBernstein Global Strategic Income Trust, Inc. AllianceBernstein Government Reserves
            AllianceBernstein Greater China '97 Fund, Inc. AllianceBernstein Growth and Income Fund, Inc. AllianceBernstein Health Care Fund, Inc. AllianceBernstein High Yield Fund, Inc. AllianceBernstein Institutional Funds, Inc. AllianceBernstein Institutional Reserves, Inc. AllianceBernstein Intermediate California Municipal
               Portfolio
            AllianceBernstein Intermediate Diversified Municipal
               Portfolio
            AllianceBernstein Intermediate New York Municipal
               Portfolio
            AllianceBernstein International Premier Growth Fund,
               Inc.
            AllianceBernstein Mid-Cap Growth Fund, Inc.
            AllianceBernstein Multi-Market Strategy Trust, Inc. AllianceBernstein Municipal Income Fund, Inc. AllianceBernstein Municipal Income Fund II AllianceBernstein Municipal Trust
            AllianceBernstein New Europe Fund, Inc.
            AllianceBernstein Premier Growth Fund, Inc.
            AllianceBernstein Real Estate Investment Fund, Inc. AllianceBernstein Select Investor Series, Inc. AllianceBernstein Small Cap Growth Fund, Inc. AllianceBernstein Technology Fund, Inc. AllianceBernstein Trust
            AllianceBernstein Utility Income Fund, Inc.
            AllianceBernstein Variable Products Series Fund, Inc. AllianceBernstein Worldwide Privatization Fund, Inc. Sanford C. Bernstein Fund II, Inc.
            The AllianceBernstein Portfolios

            (b) The following are the Directors and Officers of AllianceBernstein Investment Research and Management, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.

                             POSITIONS AND                POSITIONS AND
                             OFFICES WITH                 OFFICES WITH
      NAME                   UNDERWRITER                  REGISTRANT
      ----                   -----------                  ----------

Michael J. Laughlin          Director and Chairman

John D. Carifa               Director                     President,
                                                          Director

Richard K. Saccullo          Director and President


David Conine                 Executive Vice President

Richard A. Davies            Executive Vice President &
                             Managing Director

Kurt H. Schoknecht           Executive Vice President


Edmund P. Bergan, Jr.        Senior Vice President,       Secretary
                             General Counsel and
                             Secretary

Benji A. Baer                Senior Vice President

Matthew F. Beaudry           Senior Vice President

Amy I. Belew                 Senior Vice President

John R. Bonczek              Senior Vice President

John R. Carl                 Senior Vice President

William W. Collins, Jr.      Senior Vice President

Mark J. Dunbar               Senior Vice President

John C. Endhal               Senior Vice President

Andrew L. Gangolf            Senior Vice President
                             and Assistant General
                             Counsel

John Grambone                Senior Vice President

Bradley F. Hanson            Senior Vice President

Geoffrey L. Hyde             Senior Vice President

Robert H. Joseph, Jr.        Senior Vice President

George H. Keith              Senior Vice President

Richard D. Keppler           Senior Vice President

Richard E. Khaleel           Senior Vice President

Henry Michael Lesmeister     Senior Vice President

Susan L. Matteson-King       Senior Vice President

Daniel D. McGinley           Senior Vice President

Patrick J. Mullen            Senior Vice President

Joanna D. Murray             Senior Vice President

Daniel A. Notto              Senior Vice President

Peter J. O'Brien             Senior Vice President

John J. O'Conner             Senior Vice President

Catherine N. Peterson        Senior Vice President

Robert E. Powers             Senior Vice President

Domenick Pugliese            Senior Vice President        Assistant
                             and Deputy General           Secretary
                             Counsel

John P. Schmidt              Senior Vice President

Raymond S. Sclafani          Senior Vice President

Gregory K. Shannahan         Senior Vice President

Scott C. Sipple              Senior Vice President

Peter J. Szabo               Senior Vice President

Joseph T. Tocyloski          Senior Vice President

David R. Turnbough           Senior Vice President

Craig E. Welch               Senior Vice President

Richard A. Winge             Senior Vice President

Emilie D. Wrapp              Senior Vice President
                             and Assistant General
                             Counsel

Keith A. Yoho                Senior Vice President

Patrick E. Ryan              Vice President and
                             Chief Financial Officer

Ricardo Arreola              Vice President

Peter J. Barber              Vice President

Kenneth F. Barkoff           Vice President

Charles M. Barrett           Vice President

Troy E. Barton               Vice President

Laura J. Beedy               Vice President

Gregory P. Best              Vice President

Daniel U. Brakewood          Vice President

Robert F. Brendli            Vice President

Alan T. Brum                 Vice President

Kevin T. Cannon              Vice President

John M. Capeci               Vice President

John P. Chase                Vice President

Leo H. Cook                  Vice President

Jean A. Coomber              Vice President

Russell R. Corby             Vice President

Dwight P. Cornell            Vice President

Michael R. Crimmins          Vice President

John W. Cronin               Vice President

Robert J. Cruz               Vice President

Daniel J. Deckman            Vice President

Sherry V. Delaney            Vice President

Jennifer M. DeLong           Vice President

Faith C. Deutsch             Vice President

Janet B. DiBrita             Vice President

Richard P. Dyson             Vice President

John S. Egner                Vice President

Adam E. Engelhardt           Vice President

Sohaila S. Farsheed          Vice President

John J. Fennessy             Vice President

Mark D. Gersten              Vice President               Treasurer and
                                                          Chief
                                                          Financial
                                                          Officer

Thomas R. Graffeo            Vice President

Marci Green                  Vice President

Alan Halfenger               Vice President

Michael S. Hart              Vice President

Jean-Francois Y. Hautemulle  Vice President

George R. Hrabovsky          Vice President

Dinah J. Huntoon             Vice President

Scott Hutton                 Vice President

Anthony D. Ialeggio          Vice President

Theresa Iosca                Vice President

Oscar J. Isoba               Vice President

Michele C. Eschert Johnson   Vice President

Danielle M. Klaskow          Vice President

Victor Kopelakis             Vice President

Richard D. Kozlowski         Vice President

Daniel W. Krause             Vice President

Robert I. Kurzweil           Vice President

Donna M. Lamback             Vice President

P. Dean Lampe                Vice President

Joseph R. Laspina            Vice President

Laurel E. Lindner            Vice President

James M. Liptrot             Vice President

James P. Luisi               Vice President

Kathryn Austin Masters       Vice President

Richard F. Meier             Vice President

Michael V. Miller            Vice President

Thomas F. Monnerat           Vice President

Doris T. Ciliberti Muller    Vice President

Michael F. Nash, Jr.         Vice President

Jamie A. Nieradka            Vice President

David L. Nitz                Vice President

Nicole Nolan-Koester         Vice President

Timothy J. O'Connell         Vice President

Richard J. Olszewski         Vice President

Albert Orokos                Vice President

David D. Paich               Vice President

Christopher A. Panicoe       Vice President

Todd P. Patton               Vice President

Jeffrey R. Petersen          Vice President

Mark A. Pletts               Vice President

James J. Posch               Vice President

Carol H. Rappa               Vice President

Arlene L. Reddington         Vice President

Bruce W. Reitz               Vice President

James A. Rie                 Vice President

Miguel A. Rozensztroch       Vice President

Karen C. Satterberg          Vice President

Eileen B. Sebold             Vice President

Stephanie Seminara           Vice President

Richard J. Sidell            Vice President

Teris A. Sinclair            Vice President

Rayandra E. Slonina          Vice President

Bryant B. Smith              Vice President

Jeffrey C. Smith             Vice President

Eileen Stauber               Vice President

Elizabeth K. Tramo           Vice President

Benjamin H. Travers          Vice President

Marie R. Vogel               Vice President

Wayne W. Wagner              Vice President

Jesse L. Weissberger         Vice President

Mark E. Westmoreland         Vice President

Paul C. Wharf                Vice President

Scott Whitehouse             Vice President

Peter H. Whitlock            Vice President

Matthew Witschel             Vice President

Richard J. Appaluccio        Assistant Vice President

Omar J. Aridi                Assistant Vice President

Joseph D. Asselta            Assistant Vice President

Andrew Berger                Assistant Vice President

Gian D. Bernardi             Assistant Vice President

Susan Bieber                 Assistant Vice President

Paul G. Bishop               Assistant Vice President

Heath A. Black               Assistant Vice President

Michael J. Bodnar            Assistant Vice President

Henry Brennan                Assistant Vice President

Mark S. Burns                Assistant Vice President

Maria L. Carreras            Assistant Vice President

Chul Y. Chang                Assistant Vice President

Judith A. Chin               Assistant Vice President

Jorge Ciprian                Assistant Vice President

Jeffrey T. Coghan            Assistant Vice President

Kenneth J. Connors           Assistant Vice President

Michael C. Conrath           Assistant Vice President

Shawn Conroy                 Assistant Vice President

Ralph A. DiMeglio            Assistant Vice President

Joseph T. Dominguez          Assistant Vice President

Bernard J. Eng               Assistant Vice President

Jeffrey M. Eschert           Assistant Vice President

Michael J. Eustic            Assistant Vice President

Efrain Fernandez             Assistant Vice President

Anthony P. Fiore             Assistant Vice President

Kelly P. Guter               Assistant Vice President

Arthur F. Hoyt, Jr.          Assistant Vice President

Mark W. Hubbard              Assistant Vice President

David A. Hunt                Assistant Vice President

Kumar Jagdeo II              Assistant Vice President

Elizabeth E. Keefe           Assistant Vice President

Edward W. Kelly              Assistant Vice President

Thomas J. Khoury             Assistant Vice President

Charles Kim                  Assistant Vice President

Jeffrey M. Kusterer          Assistant Vice President

Gary M. Lang                 Assistant Vice President

Evamarie C. Lombardo         Assistant Vice President

Daniel K. McGouran           Assistant Vice President

Andrew J. Magnus             Assistant Vice President

Steven M. Miller             Assistant Vice President

Jeffrey D. Mosco             Assistant Vice President

John J. Multhauf             Assistant Vice President

Alex E. Pady                 Assistant Vice President

Wandra M. Perry-Hartsfield   Assistant Vice President

Irfan A. Raja                Assistant Vice President

Rizwan A. Raja               Assistant Vice President

David J. Riley               Assistant Vice President

Christopher P. Rodney        Assistant Vice President

Peter V. Romeo               Assistant Vice President

Jessica M. Rozman            Assistant Vice President

Michelle Y. Ryba             Assistant Vice President

Christina A. Santiago        Assistant Vice President
                             and Counsel

Matthew J. Scarlata          Assistant Vice President

John Scialabba               Assistant Vice President

Orlando Soler                Assistant Vice President

Nancy D. Testa               Assistant Vice President

Richard L. Tocyloski         Assistant Vice President

Elsia M. Vasquez             Assistant Vice President

Nina C. Wilkinson            Assistant Vice President

Mark R. Manley               Assistant Secretary


      (c)   Not applicable.

ITEM 28.    Location of Accounts and Records.

            The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Global Investor Services, Inc., P.O. Box 786003, San Antonio, Texas 78278-6003 and at the offices of State Street Bank and Trust Company, the Registrant's custodian, 225 Franklin Street, Boston, Massachusetts 02110. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York, 10105.

ITEM 29.    Management Services.

            Not applicable.

ITEM 30.    Undertakings.

            Not applicable.

                            SIGNATURES

            Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of New York and the State of New York, on the 28th day of October, 2003.

                  AllianceBernstein Disciplined Value Fund, Inc.

                                                /s/John D. Carifa
                                                -----------------
                                                   John D. Carifa
                                                   Chairman


                  Pursuant to the requirements of the Securities
Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                                 Title              Date
-------------                           ----------          --------

(1)  Principal Executive Officer:

     /s/ John D. Carifa                  Chairman and       October 28, 2003
                                         President
     ----------------------
     John D. Carifa

(2)  Principal Financial and
     Accounting Officer:

     /s/ Mark D. Gersten                 Treasurer          October 28, 2003
                                         and Chief
     _____________________               Financial
     Mark D. Gersten                     Officer

(3)  All of the Directors:

     John D. Carifa              William H. Foulk
     Ruth Block                  Clifford L. Michel
     David H. Dievler            Donald J. Robinson
     John H. Dobkin

     /s/ Edmund P. Bergan, Jr.                              October 28, 2003


     -------------------------

     Edmund P. Bergan, Jr.
     Attorney-in-Fact

                        Index To Exhibits
                        -----------------

Exhibit No.     Description of Exhibits
-----------

(e)(2)      Form of Amendment to the Distribution Services Agreement

(h)(3)      Form of Expense Limitation Undertaking by Alliance Capital
            Management L.P.

(i)(2) Opinion and Consent of Seward & Kissel LLP with respect to Class R shares

(j)         Consent of Independent Accountants

(n)         Form of Amended and Restated Rule 18f-3 Plan



00250.0157 #423853